UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2022

Item 1. Report to Stockholders.

(a)

Muzinich & Co.

Muzinich Credit Opportunities Fund

Muzinich U.S. High Yield Credit Fund

Muzinich Low Duration Fund

ANNUAL REPORT
December 31, 2022

Muzinich Funds

TABLE OF CONTENTS

A Message to our Shareholders	1

Sector Allocations	6

Historical Performance	9

Schedules of Investments	14

Statements of Assets and Liabilities	42

Statements of Operations	44

Statements of Changes in Net Assets	45

Financial Highlights	48

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	65

Expense Examples	66

Approval of Investment Advisory Agreement	68

Trustees and Executive Officers	71

Additional Information	74

Privacy Notice	75

(This Page Intentionally Left Blank.)

Muzinich Funds

Dear Investors:

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”) finished the year with assets of $296,812,303, reduced from $364,891,668 at the start of the year reflecting net outflows and a net investment return of -8.41% for the Supra Institutional units and -8.39% for the Institutional units. The Fund strongly outperformed the broad global corporate credit markets as reflected in the significantly more negative -13.64% return of the ICE BofAML Global Corporate and High Yield Index (GI00) hedged to USD, which is the Fund’s primary benchmark. Since inception from January 3, 2013 the Credit Opportunities Fund’s Supra Institutional units have gained an annualized net return of +3.26%, outperforming the benchmark which has returned +2.53% annualized.

Performance as of December 31, 2022	1 Year	3 Year	5 Year	Since Inception
Credit Opportunities Fund (Supra Institutional)	-8.41%	-0.52%	1.79%	3.26%
ICE BofAML Global Corporate & High Yield Index (USD 100% Hedged)	-13.64%	-2.35%	0.79%	2.53%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data currency to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.77%
Net Expense Ratio: 0.60%2

[1]	Expense ratios are from the Fund’s most recent prospectus dated April 30, 2022 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2023.

The Muzinich U.S. High Yield Credit Fund (“U.S. High Yield Credit Fund”) ended the year with assets of $33,061,022, increased from $28,520,755, on net inflows, as investment performance was negative for the year. The Fund’s Supra Institutional units returned -11.61% net over this year, underperforming the -10.54% return of the benchmark, the ICE BofAML U.S. High Yield Cash Pay BB-B Constrained Index (JUC4). Institutional units had a net return of -11.71%. Since inception on March 31, 2016, the U.S. High Yield Credit Fund has underperformed the benchmark, delivering an annualized net return for the Supra Institutional units of +3.37% vs. the market’s +4.36% return.

Performance as of December 31, 2022	1 Year	3 Year	5 Year	Since Inception
U.S. High Yield Fund – Supra Institutional	-11.61%	-0.47%	1.78%	3.37%
ICE BofA Merrill Lynch BB-B U.S. Cash Pay
High Yield Constrained Index (JUC4)	-10.59%	-0.18%	2.32%	4.36%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data currency to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 1.19%
Net Expense Ratio: 0.58%2

[1]	Expense ratios are from the Fund’s most recent prospectus dated April 30, 2022 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2023.

The Muzinich Low Duration Fund (“Low Duration Fund”) expanded from its year end-starting balance of $370,479,206 to an impressive $843,684,244, reflecting net inflows and positive investment performance well ahead of the benchmark. The Supra Institutional units produced a return of -3.41%, outperforming the return of -3.77% for the index, ICE BofAML 1-3 year U.S.

Muzinich Funds

Corporate and Government Index (B1A0), which serves as this Fund’s primary benchmark. Since inception on June 30, 2016, the Supra Institutional class has produced an annualized net return of +2.38% per annum vs. the +0.79% average annualized benchmark return.

Performance as of December 31, 2022	1 Year	3 Year	5 Year	Since Inception
Low Duration Fund – Supra Institutional	-3.41%	0.54%	2.01%	2.38%
ICE BofA Merrill Lynch 1-3 Year
U.S. Corporate & Government Index (B1A0)	-3.79%	-0.32%	0.93%	0.79%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data currency to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Expense Ratios1
Gross Expense Ratio: 0.63%
Net Expense Ratio: 0.50%2

[1]	Expense ratios are from the Fund’s most recent prospectus dated April 30, 2022 (Supra Institutional Class). See the Financial Highlights in this report for the most current expense ratios.
[2]	The Advisor has contractually agreed to waive its fees and reimburse certain expenses through April 30, 2023.

Market

Investors are likely pleased to see 2022 recede well into the rear-view mirror. Throughout the year, in order to fight accelerating inflation, most key global central banks aggressively tightened, delivering fixed income pain especially to the highest quality, most rate-sensitive paper. At the other end of the spectrum, the lowest rated high yield (HY) paper declined more than higher rated HY, especially late in the year as investors started to fear potential recessionary consequences of central bank tightening. Nevertheless, no space provided refuge as the mantra of many investors became “don’t fight the Fed (meaning the US Federal Reserve or any other central bank dedicated to inflation taming in 2022).” Emerging markets (EM) also lagged for most of the year, led downward by restrictive COVID and monetary policy in China. Brief summer and year-end rallies in the US—especially in US HY in October and November—punctuated the market’s gloom as investors sought to capture the market’s lower valuations for good quality credits, believing that ultimately fundamentals would succeed in the longer term and that yields—which were pricing in elevated default rates not likely to materialize—were too attractive to pass up. Overall, corporate markets of all ratings delivered extraordinary volatility despite the fact that credit conditions remained generally benign across corporate fixed income. While the fourth quarter and the year both ended with global credit discounted below par and offering attractive yields, investors, in our view, finished the year with some fear that overtightening by central banks might still lead to recession. We particularly saw this fear price into the market with December’s give back of some gains earned earlier in the quarter. This means that while 2022 may have been all—or at least mostly—about rates, 2023 is likely to push individual credit selection skills to the forefront should credit spreads continue to decompress across the ratings spectrum.

Performance Factors

Muzinich Credit Opportunities Fund

Over the course of the year, the Fund benefitted from tactical management that demonstrated its ability to navigate pressures from higher interest rates. We maintained a defensive posture given rising rates and volatility related to macro headlines and economic data, while adding positions when attractive opportunities presented themselves. While the Fund declined, it strongly outperformed its indicative ICE BofAML Global Corporate and High Yield Index (GI00).

As central bank hawkishness increased, economic growth faltered, and geopolitical risks increased as a result of the war in Ukraine. We reduced our credit exposure and increased our cash and Treasury position to historically high levels. As valuations improved globally, we redeployed capital into corporate credit and ended 2022 with cash and Treasuries significantly lower than earlier in the year. As global growth faced increasing headwinds over 2022, we substantially reduced our HY and loan positions. We also focused on short duration exposure with a high quality bias when investing in HY. In EM, we reached a multi-year low allocation during 2Q, with high single digits of the portfolio invested in EM corporates. As valuations improved, we were able to move nimbly and increase the EM allocation during both 3Q and 4Q, primarily with additions to EM investment grade (IG).

Muzinich Funds

Given the geopolitical uncertainty related to the war in Eastern Europe and the resulting negative impact particularly on the broader European economy, we reduced the allocation to both European IG and HY beginning in February and March of 2022. However, as valuations improved significantly during the year and began to compensate for the uncertainty, we were able to tactically add to shorter duration, higher quality European corporate bonds during 4Q of 2022.

With increased cyclical risk facing credit, we decreased exposure to cyclical industries and favored non-cyclical sectors during the first and second quarters. Duration was actively managed during the year given continued interest rate pressures as central banks embarked on relatively aggressive hiking cycles. After entering 2022 with a duration considerably below our long term average of 3.7 years, as longer duration assets began to provide more attractive upside convexity potential, we strategically increased portfolio duration, moving closer to the long term average by the end of the third quarter, and eventually lengthening portfolio duration to just under 5 year duration by the end of the year.

Muzinich U.S. High Yield Credit Fund

In this challenging environment, the Muzinich U.S. High Yield Credit Fund declined and underperformed its benchmark net of fees. The increase in Treasury yields during much of the reporting period meant that once again there were very few places to hide from a rates perspective. We continued to favor defensive sectors and secured paper, however, towards the end of the reporting period, we began to selectively consider cyclical sectors/companies with exceptional balance sheets and/or refinancing levers at attractive valuations. On a sector basis, the Fund benefitted from strong credit selection in diversified financial services and energy bonds, as well as an overweight of healthcare bonds. Conversely, exposure to select automotive & auto parts bonds detracted from relative performance. At the end of the reporting period, energy is the largest sector exposure, largely concentrated in BB rated credits with rising star potential and/or greater exposure to midstream and natural gas end markets, which we believe have greater staying power over the medium term. Over the reporting period, strong credit selection of B+ and BB- rated credit most significantly benefitted Fund performance. By duration, an underweight of 7-10+ years duration bonds helped bolster returns. Looking forward, we do not believe that rates should be anything like the headwinds they were in 2022, however, geopolitical uncertainty (i.e., Ukraine/Russia, China, etc.) and structural inflationary elements (e.g., labor) might lead the market to conclude that it is overly estimating a Fed pivot. We also note that the forces which might cause rates to decline rapidly could likely push spreads wider than our base case. In this uncertain environment, we believe that careful idiosyncratic credit selection will lead the market.

Muzinich Low Duration Fund

In a year dominated by rates, the Fund’s rates hedges helped protect the portfolio from significant periods of rate volatility across both the US and Europe. During the first half of the year, we built up the Fund’s US dollar allocation to help isolate the portfolio from geopolitical issues and tensions within Europe – including the Russia/Ukraine conflict. At that time, we also believed that the US economy appeared healthier than Europe’s, and that the Fed was further ahead in its rate hiking program than the European Central Bank. During the second half of the year, we began rotating the portfolio back into Euro denominated bonds – notably within the IG segment, and away from US dollar denominated holdings on the back of an increasingly attractive spread pick up and moderate credit risk in European IG. Towards the end of the reporting period, we took advantage of well-valued opportunities across the automotives & auto parts sector, the homebuilders/real estate sector, and the airlines sector, where we believe fundamentals appear stronger than valuations might portray (e.g., airlines reported notably strong third-quarter earnings). We also deployed cash into diversified financials. Given the strategy’s crossover profile, the Fund has an allocation to HY. However, in light of the growing uncertainty in the macroeconomic backdrop, we scaled back our HY holdings on the back of increased credit risk. This included reducing the single B allocation, given an increased potential for rising default rates in the lower rated part of the credit market. We expect further reductions as we move into the first quarter of the new year.

Muzinich Funds

Outlook

Following a significant sell off in 2022, credit market valuations, compared with historic and forward-looking equity returns, have returned to more competitive levels. Entering 2023, we believe valuation levels will still be mixed across geographies. While yields and dollar price discounts generally remain attractive, spread levels in both the US credit markets and Emerging Markets (EM) are below their 10-year averages. In European credit markets, spreads continue to remain wide of those averages. We believe the prospects for economic growth and inflationary pressures are driving the valuation divergence across credit markets. With receding inflationary pressures and a strong job market in the US, the expectations for a softer landing and potential visibility into the end of the Fed’s hiking cycle are bolstering demand for risk assets and credit spread tightening. Many EM geographies are performing well economically, with corporate balance sheets—in some cases—stronger than their developed market peers. While Europe faces greater uncertainty around growth and inflationary pressures likely driving additional central bank actions, valuations for higher quality credits are attractive in our view given that balance sheets are relatively healthy, maturity profiles are benign, and default expectations are modest. We continue to favor higher quality credits across geographies as we expect this phase of the credit cycle to bring higher levels of idiosyncratic credit risk.

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Anthony DeMeo	Stuart Fuller	Joe Galzerano

Tatjana Greil-Castro	Craig Guttenplan	Warren Hyland

Ian Horn	Michael McEachern	Sam McGairl

Brian Nold	Bryan Petermann	Torben Ronberg

Thomas Samson	Kevin Ziets

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedules of Investments for a complete list of holdings.

Muzinich Funds

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. Each Fund will bear its share of the fees and expenses of investments in underlying funds or exchange-traded funds (ETFs). Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds invest in high yield debt instruments which tend to be less liquid than higher quality debt instruments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Please note that while the Funds’ prospectus states that the Funds may use leverage, and that they may make short sales of securities, which involve the risk that losses may exceed the original amount invested, the Funds’ portfolio managers do not anticipate engaging in either practice. The Funds will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Funds invest but hedging involves costs and there can be no guarantee that the Funds will be perfectly hedged or that the hedging will work as anticipated. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Index Definitions:

Indexes are unmanaged and it is not possible to invest directly in an index.

The ICE BofA Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and Eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

The ICE BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (JUC4) contains all securities in The BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index (B1A0) is a subset of The BofA Merrill Lynch US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years.

Glossary:

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Spreads are the difference between the interest rate received on a bond and the interest rate that would be received at the same time on a similar-duration U.S. government debt security.

A rising star is a high yield bond which may be upgraded to investment grade by one or more rating agencies based on their analysis of the bond’s financial and other characteristics.

Muzinich & Co. is a registered investment adviser. The Muzinich Funds are distributed by Quasar Distributors, LLC.

Muzinich Credit Opportunities Fund
(“Credit Opportunities Fund”)

SECTOR ALLOCATIONS at December 31, 2022 (Unaudited)

Sector	% of Net Assets

Sovereign	17.2%
Banking	13.3%
Energy	7.7%
Telecommunications	6.2%
Automotive & Auto Parts	5.8%
Food/Beverage/Tobacco	5.6%
Healthcare	5.1%
Homebuilders/Real Estate	3.7%
Diversified Financial Services	3.4%
Chemicals	2.9%
Airlines	2.4%
Containers	2.1%
Technology	1.8%
Capital Goods	1.6%
Services	1.5%
Transportation Excluding Air/Rail	1.5%
Utilities	1.4%
Broadcasting	1.2%
Food & Drug Retail	1.3%
Leisure	1.2%
Restaurants	1.2%
Super Retail	1.2%
Aerospace/Defense	1.0%
Cable/Satellite TV	1.0%
Metals/Mining	1.0%
Steel	1.0%
Gaming	0.8%
Building Materials	0.7%
Hotels	0.7%
Consumer-Products	0.5%
Diversified Media	0.5%
Paper	0.5%
Environmental	0.3%
Publishing/Printing	0.2%
Cash & Equivalents[1]	2.5%
Total	100.0%

[1]	Represents cash, short-term securities and other assets in excess of liabilities.

Muzinich U.S. High Yield Credit Fund
(“U.S. High Yield Credit Fund”)

SECTOR ALLOCATIONS at December 31, 2022 (Unaudited)

Sector	% of Net Assets

Energy	10.8%
Healthcare	10.5%
Telecommunications	8.9%
Homebuilders/Real Estate	7.1%
Diversified Financial Services	6.2%
Services	4.3%
Cable/Satellite TV	4.3%
Containers	4.1%
Utilities	3.6%
Technology	3.3%
Leisure	3.2%
Airlines	2.7%
Gaming	2.6%
Broadcasting	2.5%
Restaurants	2.3%
Super Retail	2.3%
Capital Goods	2.2%
Building Materials	2.1%
Automotive & Auto Parts	2.0%
Chemicals	2.0%
Food/Beverage/Tobacco	2.0%
Aerospace/Defense	1.9%
Consumer-Products	1.5%
Metals/Mining	1.3%
Diversified Media	1.1%
Hotels	0.7%
Food & Drug Retail	0.5%
Steel	0.5%
Entertainment/Film	0.4%
Transportation Excluding Air/Rail	0.4%
Publishing/Printing	0.3%
Environmental	0.1%
Cash & Equivalents[1]	2.3%
Total	100.0%

[1]	Represents cash and other assets in excess of liabilities.

Muzinich Low Duration Fund
(“Low Duration Fund”)

SECTOR ALLOCATIONS at December 31, 2022 (Unaudited)

Sector	% of Net Assets

Banking	20.7%
Diversified Financial Services	15.1%
Automotive & Auto Parts	9.3%
Homebuilders/Real Estate	5.6%
Telecommunications	4.4%
Airlines	3.4%
Services	3.2%
Energy	2.9%
Food/Beverage/Tobacco	2.4%
Transportation Excluding Air/Rail	2.5%
Chemicals	2.4%
Technology	2.3%
Cable/Satellite TV	1.9%
Capital Goods	1.7%
Hotels	1.7%
Collateralized Debt Obligations	1.6%
Healthcare	1.5%
Gaming	1.3%
Containers	1.1%
Utilities	1.1%
Quasi & Foreign Government	1.0%
Building Materials	0.8%
Metals/Mining	0.8%
Steel	0.8%
Food & Drug Retail	0.5%
Super Retail	0.5%
Broadcasting	0.4%
Leisure	0.4%
Consumer-Products	0.3%
Publishing/Printing	0.3%
Railroads	0.3%
Diversified Media	0.2%
Insurance	0.2%
Paper	0.1%
Environmental	0.1%
Cash & Equivalents[1]	7.2%
Total	100.0%

[1]	Represents cash, short-term securities and other assets in excess of liabilities.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2022	1 Year	3 Year	5 Year	(1/3/2013)	(12/31/2022)
Credit Opportunities Fund (Supra Institutional)	-8.41%	-0.52%	1.79%	3.26%	$6,891,018
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	-13.64%	-2.35%	0.79%	2.53%	$6,416,639

This chart illustrates the performance of a hypothetical $5,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2022	1 Year	3 Year	5 Year	(10/15/2014)	(12/31/2022)
Credit Opportunities Fund (Institutional)	-8.39%	-0.56%	1.73%	2.56%	$1,230,419
ICE BofAML Global Corporate &
High Yield Index (USD 100% Hedged)	-13.64%	-2.35%	0.79%	2.53%	$1,183,671

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

U.S. High Yield Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML BB-B U.S.
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2022	1 Year	3 Year	5 Year	(3/31/2016)	(12/31/2022)
U.S. High Yield Fund (Supra Institutional)	-11.61%	-0.47%	1.78%	3.37%	$6,253,520
ICE BofA Merrill Lynch BB-B U.S. Cash Pay
High Yield Constrained Index (JUC4)	-10.59%	-0.18%	2.32%	4.36%	$6,671,965

This chart illustrates the performance of a hypothetical $5,000,000 investment made on March 31, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

U.S. High Yield Fund

HISTORICAL PERFORMANCE –INSTITUTIONAL CLASS

Value of $1,000,000 vs. ICE BofAML BB-B U.S.
Cash Pay High Yield Constrained Index (JUC4)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2022	1 Year	3 Year	5 Year	(3/27/2017)	(12/31/2022)
U.S. High Yield Fund (Institutional)	-11.71%	-0.52%	1.73%	2.44%	$1,149,079
ICE BofA Merrill Lynch BB-B U.S. Cash Pay
High Yield Constrained Index (JUC4)	-10.59%	-0.18%	2.32%	2.98%	$1,184,323

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 27, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Low Duration Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $5,000,000 vs. ICE BofAML
1-3 Year U.S. Corporate & Government Index (B1A0)
(Unaudited)

Average Annual				Since Inception	Ending Value
Returns for the Year Ended December 31, 2022	1 Year	3 Year	5 Year	(6/30/2016)	(12/31/2022)
Low Duration Fund (Supra Institutional)	-3.41%	0.54%	2.01%	2.38%	$5,827,945
ICE BofA Merrill Lynch 1-3 Year U.S.
Corporate & Government Index (B1A0)	-3.79%	-0.32%	0.93%	0.79%	$5,263,695

This chart illustrates the performance of a hypothetical $5,000,000 investment made on June 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for the index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-689-4642.  The Fund imposes a 1.00% redemption fee on shares held for 90 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be less.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022

Principal
Amount†			Value
CORPORATE BONDS: 72.7%

Aerospace/Defense: 1.0%
		Embraer Netherlands Finance BV
	900,000	5.050%, 6/15/25	$875,007
		Rolls-Royce PLC
EUR	525,000	1.625%, 5/9/28	447,384
		TransDigm Inc
	1,525,000	8.000%, 12/15/25	1,550,322
			2,872,713

Airlines: 2.4%
		American Airlines Inc/
		AAdvantage Loyalty IP Ltd
	550,000	5.500%, 4/20/26	529,723
	425,000	5.750%, 4/20/29	388,449
		Delta Air Lines Inc
	1,250,000	7.375%, 1/15/26	1,279,213
		easyJet FinCo BV
EUR	900,000	1.875%, 3/3/28	779,286
		easyJet PLC
EUR	350,000	1.750%, 2/9/23	374,053
		Emirates Airline
	538,061	4.500%, 2/6/25	530,202
		Korean Air Lines Co Ltd
	620,000	4.750%, 9/23/25	614,348
		Singapore Airlines Ltd
	1,836,000	3.000%, 7/20/26	1,706,424
		Wizz Air Finance Co BV
EUR	550,000	1.350%, 1/19/24	560,244
EUR	650,000	1.000%, 1/19/26	577,626
			7,339,568

Automotive & Auto Parts: 5.6%
		Continental AG
EUR	650,000	3.625%, 11/30/27	678,094
		FCE Bank PLC
EUR	1,050,000	1.615%, 5/11/23	1,113,796
		Ford Motor Credit Co LLC
	1,925,000	3.370%, 11/17/23	1,881,426
	1,275,000	3.810%, 1/9/24	1,241,866
	1,100,000	4.063%, 11/1/24	1,059,142
	1,050,000	2.300%, 2/10/25	950,119
		General Motors Financial Co Inc
EUR	650,000	0.850%, 2/26/26	623,870
		Hyundai Capital America
	1,698,000	1.650%, 9/17/26	1,501,638
		IHO Verwaltungs GmbH
EUR	800,000	3.625% Cash or
		4.000% PIK, 5/15/25	783,543
EUR	400,000	3.750% Cash or
		5.000% PIK, 9/15/26	373,473
		Kia Corp
	470,000	3.250%, 4/21/26	433,928
		Mercedes-Benz Finance Canada Inc
EUR	825,000	3.000%, 2/23/27	865,290
		Mercedes-Benz Group AG
EUR	700,000	1.375%, 5/11/28	677,150
		PACCAR Financial Europe BV
EUR	450,000	3.250%, 11/29/25	476,546
		RCI Banque SA
EUR	490,000	1.625%, 5/26/26	475,144
		Schaeffler AG
EUR	900,000	2.750%, 10/12/25	920,079
		Valeo
EUR	800,000	1.000%, 8/3/28	661,274
		Volkswagen Financial Services NV
EUR	500,000	3.750%, 11/25/24	530,818
		Volkswagen International Finance NV
EUR	600,000	4.125%, 11/15/25	640,274
EUR	800,000	3.500% (5 Year Swap Rate
		EUR + 3.746%), 6/17/25 [1,3,4]	794,596
			16,682,066

Banking: 7.6%
		ABN AMRO Bank NV
	800,000	4.400% (5 Year Swap Rate
		USD + 2.197%), 3/27/28 [1,4]	785,768
	800,000	3.324% (5 Year CMT
		Rate + 1.900%), 3/13/37 [1,4]	581,713
		AIB Group PLC
EUR	1,600,000	2.875% (5 Year Swap Rate
		EUR + 3.300%), 5/30/31 [1,4]	1,539,670
		Banco Bradesco SA
	909,000	3.200%, 1/27/25	869,877
		Banco Daycoval SA
	850,000	4.250%, 12/13/24	822,630
		Bancolombia SA
	500,000	7.139% (5 Year CMT
		Rate + 2.929%), 10/18/27 [1,4]	493,682
		Bank of America Corp
	1,475,000	4.827% (SOFR + 1.750%),
		7/22/26 [1,4]	1,458,912
		Barclays PLC
	1,210,000	3.564% (5 Year CMT
		Rate + 2.900%), 9/23/35 [1,4]	927,536
		BBVA Bancomer SA
	1,282,000	1.875%, 9/18/25	1,164,017
		BNP Paribas SA
	1,270,000	2.588% (5 Year CMT
		Rate + 2.050%), 8/12/35 [1,4]	935,337
		BPCE SA
	1,710,000	3.116% (SOFR + 1.730%),
		10/19/32 [1,4]	1,256,809
		CaixaBank SA
EUR	1,500,000	6.250% (1 Year Swap Rate
		EUR + 3.550%), 2/23/33 [1,4]	1,610,046

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 72.7% (Continued)

Banking: 7.6% (Continued)
		Emirates NBD Bank PJSC
	1,050,000	5.625%, 10/21/27	$1,079,219
		Global Bank Corp
	800,000	5.250% (3 Month LIBOR
		USD + 3.300%), 4/16/29 [1,4]	729,352
		HSBC Holdings PLC
EUR	450,000	3.000%, 6/30/25	469,746
		ING Groep NV
	1,175,000	4.700% (5 Year Swap Rate
		USD + 1.938%), 3/22/28 [1,4]	1,152,221
		NatWest Group PLC
	1,320,000	3.032% (5 Year CMT
		Rate + 2.350%), 11/28/35 [1,4]	977,015
		QNB Finance Ltd
	2,115,000	2.625%, 5/12/25	2,002,006
		Societe Generale SA
EUR	900,000	4.250% (3 Month
		EURIBOR + 1.800%), 12/6/30 [1,4]	927,933
		Standard Chartered PLC
	650,000	3.516% (5 Year CMT
		Rate + 1.850%), 2/12/30 [1,4]	600,167
		United Overseas Bank Ltd
	900,000	3.863% (5 Year CMT
		Rate + 1.450%), 10/7/32 [1,4]	832,080
		Westpac Banking Corp
	1,910,000	2.668% (5 Year CMT
		Rate + 1.750%), 11/15/35 [1,4]	1,425,901
			22,641,637

Broadcasting: 1.2%
		Netflix Inc
EUR	530,000	3.000%, 6/15/25	559,774
		Sirius XM Radio Inc
	525,000	5.000%, 8/1/27	486,495
		TEGNA Inc
	1,125,000	4.750%, 3/15/26	1,092,798
		Warnermedia Holdings Inc
	1,675,000	3.788%, 3/15/25	1,601,065
			3,740,132
Building Materials: 0.7%
		Builders FirstSource Inc
	500,000	4.250%, 2/1/32	406,683
		CRH Funding BV
EUR	750,000	1.875%, 1/9/24	791,963
		Standard Industries Inc
	900,000	5.000%, 2/15/27	831,796
			2,030,442

Cable/Satellite TV: 1.0%
		CCO Holdings LLC /
		CCO Holdings Capital Corp
	1,175,000	5.500%, 5/1/26	1,139,224
	1,075,000	4.750%, 2/1/32	873,701
		DISH Network Corp
	1,075,000	11.750%, 11/15/27	1,108,486
			3,121,411

Capital Goods: 1.4%
		AGCO International Holdings BV
EUR	275,000	0.800%, 10/6/28	241,469
		Alfa SAB de CV
	1,410,000	5.250%, 3/25/24	1,401,850
		Carrier Global Corp
	1,525,000	2.722%, 2/15/30	1,290,157
		Traton Finance Luxembourg SA
EUR	700,000	0.125%, 11/10/24	694,445
EUR	400,000	4.125%, 11/22/25	424,453
			4,052,374

Chemicals: 2.9%
		Alpek SAB de CV
	1,771,000	4.250%, 9/18/29	1,610,326
		Braskem Netherlands Finance BV
	900,000	4.500%, 1/31/30	768,230
		Equate Petrochemical BV
	700,000	4.250%, 11/3/26	671,012
		MEGlobal Canada ULC
	310,000	—%, 5/18/25 [7]	305,086
	750,000	5.000%, 5/18/25	738,113
		Orbia Advance Corp SAB de CV
	1,400,000	4.000%, 10/4/27	1,292,636
		Sherwin-Williams Co
	850,000	4.250%, 8/8/25	836,729
	1,225,000	3.450%, 6/1/27	1,149,922
	1,525,000	2.200%, 3/15/32	1,214,788
			8,586,842

Consumer-Products: 0.5%
		Mattel Inc
	1,125,000	3.375%, 4/1/26	1,035,793
		Newell Brands Inc
	325,000	6.625%, 9/15/29	321,376
			1,357,169

Containers: 2.1%
		Ardagh Packaging Finance PLC /
		Ardagh Holdings USA Inc
EUR	1,525,000	2.125%, 8/15/26	1,370,680
EUR	825,000	2.125%, 8/15/26	740,955
		Ball Corp
	1,500,000	4.000%, 11/15/23	1,472,623
		DS Smith PLC
EUR	525,000	0.875%, 9/12/26	499,506
		Graphic Packaging International LLC
	1,525,000	0.821%, 4/15/24	1,428,492
		SIG Combibloc PurchaseCo SARL
EUR	775,000	2.125%, 6/18/25	800,229
			6,312,485

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 72.7% (Continued)

Diversified Financial Services: 2.7%
		AXA Logistics Europe Master SCA
EUR	500,000	0.375%, 11/15/26	$443,165
		DAE Funding LLC
	1,400,000	3.375%, 3/20/28	1,244,726
		Grupo de Inversiones
		Suramericana SA
	1,500,000	5.500%, 4/29/26	1,449,945
		Icahn Enterprises LP /
		Icahn Enterprises Finance Corp
	775,000	6.375%, 12/15/25	753,161
		ICD Funding Ltd
	1,900,000	3.223%, 4/28/26	1,760,173
		MDGH GMTN RSC Ltd
	880,000	2.875%, 11/7/29	794,716
	790,000	3.700%, 11/7/49	657,409
		Navient Corp
	550,000	5.500%, 1/25/23	549,956
	500,000	6.125%, 3/25/24	490,625
			8,143,876

Diversified Media: 0.5%
		Match Group Holdings II LLC
	1,025,000	5.625%, 2/15/29	955,069
		WPP Finance 2016
EUR	400,000	1.375%, 3/20/25	405,741
			1,360,810

Energy: 7.5%
		Cheniere Corpus Christi
		Holdings LLC
	2,475,000	5.125%, 6/30/27	2,452,500
		Cheniere Energy Partners LP
	1,000,000	4.500%, 10/1/29	902,039
		Ecopetrol SA
	670,000	4.125%, 1/16/25	639,816
		Energy Transfer LP
	1,100,000	5.500%, 6/1/27	1,095,571
	1,000,000	5.750%, 2/15/33	980,285
		EQT Corp
	1,100,000	6.125%, 2/1/25 [1]	1,104,378
	1,450,000	5.678%, 10/1/25	1,445,917
		Galaxy Pipeline Assets Bidco Ltd
	1,547,653	1.750%, 9/30/27	1,436,264
		Leviathan Bond Ltd
	910,000	5.750%, 6/30/23	909,197
	775,000	6.125%, 6/30/25	759,985
		Lion/Polaris Lux 4 SA
	959,000	—%, 9/30/40 [7]	745,722
		Oleoducto Central SA
	924,000	4.000%, 7/14/27	816,158
		Petronas Capital Ltd
	900,000	2.480%, 1/28/32	746,194
	700,000	4.550%, 4/21/50	627,654
		Qatar Energy
	500,000	—%, 7/12/51 [7]	370,400
		QatarEnergy Trading LLC
	900,000	2.250%, 7/12/31	747,163
		Repsol International Finance BV
EUR	800,000	3.750% (5 Year Swap Rate
		EUR + 4.000%), 3/11/26 [1,3,4]	796,069
		Rockies Express Pipeline LLC
	2,425,000	3.600%, 5/15/25	2,293,735
		Sabine Pass Liquefaction LLC
	1,000,000	5.875%, 6/30/26	1,012,964
		TotalEnergies SE
EUR	750,000	2.625% (5 Year Swap Rate
		EUR + 2.148%), 2/26/25 [1,3,4]	754,416
		Wintershall Dea Finance 2 BV
EUR	1,000,000	2.499% (5 Year Swap Rate
		EUR + 2.924%), 4/20/26 [1,3,4]	869,513
		Wintershall Dea Finance BV
EUR	900,000	1.332%, 9/25/28	782,405
			22,288,345

Environmental: 0.3%
		GFL Environmental Inc
	800,000	3.750%, 8/1/25	757,260

Food & Drug Retail: 1.3%
		Albertsons Cos Inc / Safeway Inc /
		New Albertsons LP / Albertsons LLC
	1,372,000	3.500%, 2/15/23	1,365,471
	1,825,000	7.500%, 3/15/26	1,866,555
		Roadster Finance DAC
EUR	525,000	1.625%, 12/9/24	507,475
			3,739,501

Food/Beverage/Tobacco: 5.6%
		Asahi Group Holdings Ltd
EUR	700,000	0.336%, 4/19/27	644,231
		BRF SA
	850,000	4.750%, 5/22/24	833,799
		Constellation Brands Inc
	2,450,000	4.750%, 12/1/25	2,446,484
	2,210,000	2.250%, 8/1/31	1,766,959
		Grupo Bimbo SAB de CV
	500,000	4.000%, 9/6/49	383,504
		Indofood BCP Sukses
	1,510,000	—%, 6/9/31 [7]	1,257,440
		Kraft Heinz Foods Co
	2,075,000	3.000%, 6/1/26	1,947,002
	1,075,000	4.875%, 10/1/49	941,572
		Louis Dreyfus Co Finance BV
EUR	1,575,000	2.375%, 11/27/25	1,608,619
		Minerva Luxembourg SA
	770,000	5.875%, 1/19/28	732,108
		Molson Coors Beverage Co
	1,925,000	3.000%, 7/15/26	1,791,142

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 72.7% (Continued)

Food/Beverage/Tobacco: 5.6% (Continued)
		Sigma Alimentos S.A. de CV
	1,048,000	4.125%, 5/2/26	$994,787
		Viterra Finance BV
EUR	1,575,000	0.375%, 9/24/25	1,503,494
			16,851,141
Gaming: 0.8%
		Caesars Entertainment Inc
	2,400,000	6.250%, 7/1/25	2,339,132

Healthcare: 5.1%
		Baxter International Inc
	800,000	2.539%, 2/1/32	639,602
		Centene Corp
	375,000	4.625%, 12/15/29	343,666
		CVS Health Corp
	1,600,000	1.300%, 8/21/27	1,358,887
		GE HealthCare Technologies Inc
	1,550,000	5.600%, 11/15/25	1,562,400
	750,000	5.650%, 11/15/27	761,531
	575,000	5.857%, 3/15/30	591,201
		GN Store Nord AS
EUR	500,000	0.875%, 11/25/24	482,082
		HCA Inc
	1,500,000	5.000%, 3/15/24	1,492,592
	1,500,000	5.375%, 2/1/25	1,500,535
	1,950,000	3.625%, 3/15/32	1,660,977
		IQVIA Inc
EUR	450,000	2.250%, 1/15/28	425,114
		Laboratory Corp of
		America Holdings
	1,100,000	3.600%, 9/1/27	1,044,991
		MPT Operating Partnership LP /
		MPT Finance Corp
EUR	825,000	0.993%, 10/15/26	676,230
		Service Corp International
	600,000	3.375%, 8/15/30	494,874
	600,000	4.000%, 5/15/31	506,479
		Tenet Healthcare Corp
	1,575,000	4.625%, 7/15/24	1,538,329
		Werfenlife SA
EUR	300,000	0.500%, 10/28/26	279,470
			15,358,960

Homebuilders/Real Estate: 3.3%
		Aroundtown SA
EUR	1,100,000	0.375%, 4/15/27	781,034
		Balder Finland Oyj
EUR	975,000	1.000%, 1/18/27	781,052
		Blackstone Property Partners
		Europe Holdings SARL
EUR	625,000	2.000%, 2/15/24	635,668
EUR	900,000	1.000%, 10/20/26	766,020
		Crown Castle Inc
	1,350,000	3.650%, 9/1/27	1,258,136
		CTP NV
EUR	1,025,000	0.625%, 9/27/26	845,659
		Digital Dutch Finco BV
EUR	1,100,000	0.625%, 7/15/25	1,055,506
		Fastighets AB Balder
EUR	485,000	2.873% (5 Year Swap Rate
		EUR + 3.188%), 6/2/81 [1,4]	355,790
		Lar Espana Real Estate Socimi SA
EUR	400,000	1.750%, 7/22/26	344,522
		Logicor Financing SARL
EUR	1,000,000	0.750%, 7/15/24	983,656
		Samhallsbyggnadsbolaget i
		Norden AB
EUR	1,050,000	1.125%, 9/4/26	838,031
		Tritax EuroBox PLC
EUR	850,000	0.950%, 6/2/26	742,929
		VIA Outlets BV
EUR	725,000	1.750%, 11/15/28	587,474
			9,975,477

Hotels: 0.7%
		Hilton Domestic Operating Co Inc
	900,000	5.375%, 5/1/25	893,075
		Marriott International Inc
	1,150,000	2.850%, 4/15/31	933,673
		Whitbread Group PLC
GBP	300,000	3.375%, 10/16/25	334,911
			2,161,659

Leisure: 1.2%
		Booking Holdings Inc
EUR	625,000	4.000%, 11/15/26	675,164
		Expedia Group Inc
	825,000	5.000%, 2/15/26	815,933
	1,100,000	4.625%, 8/1/27	1,058,674
		Royal Caribbean Cruises Ltd
	825,000	11.500%, 6/1/25	886,627
			3,436,398

Metals/Mining: 1.0%
		AngloGold Ashanti Holdings PLC
	1,188,000	3.750%, 10/1/30	1,034,489
		Corp Nacional del Cobre de Chile
	350,000	3.150%, 1/14/30	309,624
	400,000	3.750%, 1/15/31	363,131
		Gold Fields Orogen
		Holdings BVI Ltd
	1,185,000	6.125%, 5/15/29	1,203,084
			2,910,328
Paper: 0.5%
		Inversiones CMPC SA
	1,515,000	4.375%, 4/4/27	1,466,690

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 72.7% (Continued)

Publishing/Printing: 0.2%
		Informa PLC
EUR	700,000	2.125%, 10/6/25	$713,172

Restaurants: 1.2%
		1011778 BC ULC /
		New Red Finance Inc
	1,200,000	5.750%, 4/15/25	1,192,702
		Starbucks Corp
	1,700,000	4.000%, 11/15/28	1,624,895
		Yum! Brands Inc
	750,000	3.875%, 11/1/23	736,216
			3,553,813

Services: 1.5%
		ISS Finance BV
EUR	525,000	1.250%, 7/7/25	528,101
		ISS Global A/S
EUR	850,000	0.875%, 6/18/26	806,702
		Verisure Holding AB
EUR	1,300,000	3.875%, 7/15/26	1,264,609
		WASH Multifamily Acquisition Inc
	475,000	5.750%, 4/15/26	448,236
		WESCO Distribution Inc
	1,525,000	7.125%, 6/15/25	1,547,424
			4,595,072

Steel: 1.0%
		ABJA Investment Co Pte Ltd
	812,000	5.450%, 1/24/28	793,606
		GUSAP III LP
	1,200,000	4.250%, 1/21/30	1,113,942
		Usiminas International SARL
	982,000	5.875%, 7/18/26	954,995
			2,862,543

Super Retail: 1.2%
		Advance Auto Parts Inc
	1,350,000	1.750%, 10/1/27	1,138,460
		Lowe’s Cos Inc
	1,525,000	3.750%, 4/1/32	1,365,298
		Target Corp
	1,050,000	4.500%, 9/15/32	1,027,385
			3,531,143

Technology: 1.6%
		Broadcom Inc
	1,525,000	4.150%, 4/15/32	1,347,592
		Cellnex Finance Co SA
EUR	400,000	2.250%, 4/12/26	395,264
		Dell Bank International DAC
EUR	650,000	4.500%, 10/18/27	695,878
		Oracle Corp
	1,528,000	5.800%, 11/10/25	1,564,598
	1,100,000	3.950%, 3/25/51	793,543
			4,796,875

Telecommunications: 6.2%
		Altice France SA
EUR	1,050,000	5.875%, 2/1/27	984,701
		America Movil SAB de CV
	1,783,000	5.375%, 4/4/32	1,611,734
	200,000	4.375%, 4/22/49	171,291
		Bharti Airtel Ltd
	1,100,000	3.250%, 6/3/31	934,683
		eircom Finance DAC
EUR	425,000	3.500%, 5/15/26	411,918
		Lumen Technologies Inc
	650,000	5.125%, 12/15/26	566,088
		PPF Telecom Group BV
EUR	195,000	3.250%, 9/29/27	187,968
		Rogers Communications Inc
	3,725,000	2.950%, 3/15/25	3,555,493
		Sprint LLC
	2,138,000	7.875%, 9/15/23	2,172,860
	1,025,000	7.625%, 3/1/26	1,080,741
		T-Mobile USA Inc
	2,100,000	3.500%, 4/15/25	2,022,714
	1,125,000	2.250%, 2/15/26	1,025,122
	1,700,000	3.875%, 4/15/30	1,547,957
	1,800,000	2.550%, 2/15/31	1,480,234
		Virgin Media Secured Finance PLC
GBP	400,000	4.250%, 1/15/30	377,303
		Ziggo BV
EUR	500,000	2.875%, 1/15/30	431,189
			18,561,996

Transportation Excluding Air/Rail: 1.5%
		Autostrade per l’Italia SPA
EUR	1,000,000	1.750%, 2/1/27	935,542
		DP World Ltd
EUR	1,395,000	2.375%, 9/25/26	1,400,779
		Gatwick Funding Ltd
GBP	250,000	6.125%, 3/2/26 [1]	305,357
		Go-Ahead Group Ltd
GBP	800,000	2.500%, 7/6/24	928,454
		Heathrow Funding Ltd
GBP	325,000	7.125%, 2/14/24	393,792
		Stagecoach Group PLC
GBP	505,000	4.000%, 9/29/25	569,508
			4,533,432

Utilities: 1.4%
		Acquirente Unico SPA
EUR	850,000	2.800%, 2/20/26	872,051
		Enel SPA
EUR	850,000	2.250% (5 Year Swap Rate
		EUR + 2.679%), 12/10/26 [1,3,4]	782,492
		Iberdrola Finanzas SA
EUR	600,000	3.375%, 11/22/32	620,907
		National Central Cooling Co PJSC
	1,600,000	2.500%, 10/21/27	1,418,000

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 72.7% (Continued)

Utilities: 1.4% (Continued)
		Redexis Gas Finance BV
EUR	500,000	1.875%, 5/28/25	$506,448
			4,199,898
TOTAL CORPORATE BONDS
(Cost $229,294,107)			216,874,360

US GOVERNMENT NOTES/BONDS: 17.2%

Sovereign: 17.2%
		United States Treasury Note/Bond
	38,300,000	2.875%, 5/15/32	35,427,500
	500,000	4.125%, 11/15/32	512,188
	7,725,000	3.000%, 8/15/52	6,426,234
	8,900,000	4.000%, 11/15/52	8,994,562
			51,360,484
TOTAL US GOVERNMENT NOTES/BONDS
(Cost $54,615,383)			51,360,484

FOREIGN GOVERNMENT NOTES/BONDS: 4.6%

Automotive & Auto Parts: 0.2%
		RCI Banque SA
EUR	675,000	4.125%, 12/1/25	718,096

Banking: 3.1%
		Argenta Spaarbank NV
EUR	700,000	5.375% (1 Year Swap Rate
		EUR + 2.750%), 11/29/27 [1,4]	747,800
		Banque Federative du
		Credit Mutuel SA
EUR	1,300,000	3.875% (5 Year Swap Rate
		EUR + 2.200%), 6/16/32 [1,4]	1,309,768
		BPCE SA
EUR	1,100,000	4.000%, 11/29/32	1,150,089
		Commerzbank AG
EUR	1,500,000	6.500% (5 Year
		EURIBOR + 4.300%), 12/6/32 [1,4]	1,585,266
		Credit Agricole SA
EUR	1,700,000	1.625% (5 Year Swap Rate
		EUR + 1.900%), 6/5/30 [1,4]	1,678,247
		Deutsche Bank AG
EUR	500,000	4.000%, 11/29/27	529,340
		KBC Group NV
EUR	600,000	4.375% (3 Month
		EURIBOR + 1.700%), 11/23/27 [1,4]	645,546
		Societe Generale SA
EUR	1,900,000	1.125% (5 Year Swap Rate
		EUR + 1.600%), 6/30/31 [1,4]	1,741,980
			9,388,036

Diversified Financial Services: 0.7%
		ALD SA
EUR	1,200,000	4.750%, 10/13/25	1,314,460
		Arval Service Lease SA
EUR	700,000	4.750%, 5/22/27	760,658
			2,075,118

Energy: 0.2%
		Pertamina Persero PT
	700,000	3.650%, 7/30/29	644,081

Homebuilders/Real Estate: 0.4%
		VGP NV
EUR	900,000	1.625%, 1/17/27	734,273
		Vonovia SE
EUR	300,000	5.000%, 11/23/30	315,954
			1,050,227
TOTAL FOREIGN GOVERNMENT NOTES/BONDS
(Cost $13,622,979)			13,875,558

CONVERTIBLE BONDS: 2.6%

Banking: 2.6%
		Bank Leumi Le-Israel BM
	1,330,000	3.275% (5 Year CMT
		Rate + 1.631%), 1/29/31 [1,4]	1,183,175
		Bank of Ireland Group PLC
EUR	1,350,000	6.750% (5 Year Swap Rate
		EUR + 4.150%), 3/1/33 [1,4]	1,438,664
		Barclays PLC
EUR	800,000	2.000% (5 Year Swap Rate
		EUR + 1.900%), 2/7/28 [1,4]	850,377
		Deutsche Bank AG
EUR	1,300,000	5.625% (5 Year Swap Rate
		EUR + 6.000%), 5/19/31 [1,4]	1,360,708
		ING Groep NV
EUR	1,500,000	2.125% (5 Year Swap Rate
		EUR + 2.400%), 5/26/31 [1,4]	1,458,809
		Toronto-Dominion Bank
EUR	1,325,000	3.631%, 12/13/29	1,368,074
			7,659,807
TOTAL CONVERTIBLE BONDS
(Cost $7,845,007)			7,659,807

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†		Value

BANK LOANS: 0.4%

Capital Goods: 0.2%
	Alison US TL B-1 (Alstom)
508,263	8.306% (3 Months
	LIBOR + 5.500%) , 8/29/21 [1,2]	$284,627
	Alison US TL B-2 (Alstom)
	(Arvos Midco SARL)
509,796	8.306% (3 Months
	LIBOR + 5.500%), 8/29/23 [1,2]	285,486
		570,113

Technology: 0.2%
	Constant Contact TL
12	8.806% (3 Months
	LIBOR + 4.000%), 2/10/28 [1,2]	10
	Triton Solar US TL B
796,620	9.674% (3 Months
	LIBOR + 6.000%), 10/29/24 [1,2]	657,212
		657,222
TOTAL BANK LOANS
(Cost $1,763,566)		1,227,335

TOTAL INVESTMENTS IN SECURITIES: 97.5%
(Cost $307,141,042)		290,997,544
Other Assets in Excess of Liabilities: 2.5%		7,552,728
TOTAL NET ASSETS: 100.0%		$298,550,272

†	In USD unless otherwise indicated.
CMT – Constant Maturity Treasury Rate
EUR – Euro
EURIBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
LIBOR – London Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on December 31, 2022. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[2]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Perpetual call date security. Date shown is next call date.
[4]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2022. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[5]	All or a portion of the loan may be unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2022

The Muzinich Credit Opportunities Fund (the “Fund”) had the following forward foreign currency exchange contracts outstanding with U.S. Bank N.A.:

			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2021	Currency to be Received		December 31, 2021	(Depreciation)
3/20/23	EUR	72,300,000	$(77,823,246)	USD	(76,591,143)	$(76,591,143)	$(1,232,103)
3/20/23	EUR	1,500,000	1,614,590	USD	1,603,362	1,603,362	11,228
3/20/23	GBP	2,500,000	(3,028,406)	USD	(3,058,837)	(3,058,837)	30,431
			$(79,237,062)			$(78,046,618)	$(1,190,444)

SCHEDULE OF FUTURES CONTRACTS at December 31, 2022

The Credit Opportunities Fund had the following futures contracts outstanding with Morgan Stanley & Co.:

			Unrealized
	Number of	Notional	Appreciation	Notional
Short Futures Contracts Outstanding	Contracts	Amount	(Depreciation)	Value
EURO-BOBL FUTURE Mar23	80	$(10,225,557)	$313,227	$(9,912,330)
		$(10,225,557)	$313,227	$(9,912,330)

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022

Principal
Amount		Value
CORPORATE BONDS: 84.1%

Aerospace/Defense: 1.4%
	Spirit AeroSystems Inc
$75,000	7.500%, 4/15/25	$74,273
75,000	9.375%, 11/30/29	79,046
	TransDigm Inc
300,000	6.250%, 3/15/26	296,517
		449,836
Airlines: 2.2%
	American Airlines Inc
50,000	11.750%, 7/15/25	53,735
	American Airlines Inc/
	AAdvantage Loyalty IP Ltd
175,000	5.500%, 4/20/26	168,549
250,000	5.750%, 4/20/29	228,499
	Delta Air Lines Inc
150,000	7.375%, 1/15/26	153,505
	Spirit Loyalty Cayman Ltd /
	Spirit IP Cayman Ltd
125,000	8.000%, 9/20/25	125,807
		730,095
Automotive & Auto Parts: 1.0%
	Dana Inc
75,000	4.500%, 2/15/32	60,097
	Ford Motor Co
175,000	3.250%, 2/12/32	131,570
150,000	4.750%, 1/15/43	108,074
	Thor Industries Inc
25,000	4.000%, 10/15/29	19,665
		319,406
Broadcasting: 2.5%
	Audacy Capital Corp
50,000	6.500%, 5/1/27	9,486
50,000	6.750%, 3/31/29	8,725
	Belo Corp
75,000	7.750%, 6/1/27	73,350
	Cumulus Media New Holdings Inc
175,000	6.750%, 7/1/26	147,277
	Gray Television Inc
75,000	7.000%, 5/15/27	66,630
	Nexstar Media Inc
125,000	5.625%, 7/15/27	114,923
	Scripps Escrow Inc
100,000	5.875%, 7/15/27	89,408
	Sirius XM Radio Inc
225,000	4.000%, 7/15/28	196,250
	TEGNA Inc
125,000	4.625%, 3/15/28	118,746
		824,795
Building Materials: 1.7%
	Cornerstone Building Brands Inc
75,000	6.125%, 1/15/29	52,952
	JELD-WEN Inc
50,000	4.625%, 12/15/25	41,954
	Masonite International Corp
75,000	3.500%, 2/15/30	60,767
	New Enterprise Stone & Lime Co Inc
150,000	5.250%, 7/15/28	133,390
	Smyrna Ready Mix Concrete LLC
125,000	6.000%, 11/1/28	112,099
	Standard Industries Inc
50,000	4.375%, 7/15/30	40,851
75,000	3.375%, 1/15/31	56,690
	Summit Materials LLC /
	Summit Materials Finance Corp
75,000	5.250%, 1/15/29	69,960
		568,663
Cable/Satellite TV: 3.9%
	CCO Holdings LLC /
	CCO Holdings Capital Corp
275,000	5.000%, 2/1/28	249,138
25,000	5.375%, 6/1/29	22,570
175,000	4.750%, 3/1/30	149,597
	DISH DBS Corp
50,000	5.250%, 12/1/26	42,211
100,000	5.750%, 12/1/28	80,000
	DISH Network Corp
100,000	11.750%, 11/15/27	103,115
	Midcontinent Communications /
	Midcontinent Finance Corp
300,000	5.375%, 8/15/27	272,089
	UPC Holding BV
200,000	5.500%, 1/15/28	177,816
	Videotron Ltd.
200,000	5.125%, 4/15/27	189,250
		1,285,786
Capital Goods: 1.7%
	Chart Industries Inc
75,000	7.500%, 1/1/30	75,416
50,000	9.500%, 1/1/31	51,252
	Dornoch Debt Merger Sub Inc
125,000	6.625%, 10/15/29	87,851
	Griffon Corp
125,000	5.750%, 3/1/28	114,569
	JB Poindexter & Co Inc
125,000	7.125%, 4/15/26	120,823
	Manitowoc Co Inc
125,000	9.000%, 4/1/26	117,674
		567,585
The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 84.1% (Continued)

Chemicals: 1.3%
	Compass Minerals International Inc
$125,000	6.750%, 12/1/27	$120,194
	CVR Partners LP /
	CVR Nitrogen Finance Corp
125,000	6.125%, 6/15/28	112,282
	SCIH Salt Holdings Inc
125,000	4.875%, 5/1/28	107,206
	Tronox Inc
100,000	4.625%, 3/15/29	83,312
		422,994

Consumer-Products: 1.5%
	Central Garden & Pet Co
50,000	4.125%, 10/15/30	41,057
75,000	4.125%, 4/30/31	62,182
	Newell Brands Inc
125,000	6.625%, 9/15/29	123,606
	Scotts Miracle-Gro Co
250,000	4.375%, 2/1/32	188,793
	Spectrum Brands Inc
125,000	3.875%, 3/15/31	97,379
		513,017

Containers: 3.4%
	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc
200,000	5.250%, 4/30/25	190,781
	Canpack SA / Canpack US LLC
200,000	3.875%, 11/15/29	157,844
	Crown Americas LLC
125,000	5.250%, 4/1/30	118,371
	Graphic Packaging International LLC
250,000	3.750%, 2/1/30	212,988
	Pactiv Evergreen Group Issuer LLC /
	Pactiv Evergreen Group Issuer Inc
125,000	4.375%, 10/15/28	111,834
	Trident TPI Holdings Inc
150,000	9.250%, 8/1/24	143,641
	Trivium Packaging Finance BV
200,000	5.500%, 8/15/26	183,728
		1,119,187

Diversified Financial Services: 5.0%
	Avolon Holdings Funding Ltd
75,000	5.500%, 1/15/26	71,458
150,000	4.250%, 4/15/26	136,379
	Bread Financial Holdings Inc
325,000	7.000%, 1/15/26	284,567
	Castlelake Aviation Finance DAC
175,000	5.000%, 4/15/27	152,502
	Icahn Enterprises LP /
	Icahn Enterprises Finance Corp
175,000	6.375%, 12/15/25	170,068
150,000	6.250%, 5/15/26	144,479
	Midcap Financial Issuer Trust
200,000	6.500%, 5/1/28	171,606
	Nationstar Mortgage Holdings Inc
150,000	6.000%, 1/15/27	134,487
50,000	5.750%, 11/15/31	38,940
	Navient Corp
150,000	7.250%, 9/25/23	150,346
75,000	6.125%, 3/25/24	73,593
	PRA Group Inc
150,000	5.000%, 10/1/29	124,312
		1,652,737

Diversified Media: 1.1%
	Advantage Sales & Marketing Inc
150,000	6.500%, 11/15/28	114,597
	Match Group Holdings II LLC
175,000	5.000%, 12/15/27	161,301
100,000	5.625%, 2/15/29	93,177
		369,075

Energy: 10.8%
	Antero Resources Corp
125,000	7.625%, 2/1/29	125,886
	Ascent Resources Utica Holdings LLC /
	ARU Finance Corp
75,000	7.000%, 11/1/26	72,867
75,000	5.875%, 6/30/29	66,970
	Blue Racer Midstream LLC /
	Blue Racer Finance Corp
250,000	7.625%, 12/15/25	248,450
131,000	6.625%, 7/15/26	127,007
	CITGO Petroleum Corp
125,000	7.000%, 6/15/25	122,523
	CrownRock LP / CrownRock Finance Inc
125,000	5.625%, 10/15/25	120,879
	EQM Midstream Partners LP
75,000	7.500%, 6/1/27	73,544
75,000	6.500%, 7/1/27	71,812
125,000	4.500%, 1/15/29	105,174
75,000	7.500%, 6/1/30	72,367
125,000	4.750%, 1/15/31	102,432
	Gulfport Energy Corp
125,000	8.000%, 5/17/26	122,034
	Harvest Midstream I LP
250,000	7.500%, 9/1/28	239,218
	Hilcorp Energy I LP / Hilcorp Finance Co
175,000	6.000%, 2/1/31	151,604
	Howard Midstream Energy Partners LLC
125,000	6.750%, 1/15/27	119,975
	Northern Oil and Gas Inc
150,000	8.125%, 3/1/28	144,270

The accompanying notes are an integral part of these financial statement

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 84.1% (Continued)

Energy: 10.8% (Continued)
	Occidental Petroleum Corp
$75,000	8.875%, 7/15/30	$84,801
125,000	6.450%, 9/15/36	127,782
75,000	4.300%, 8/15/39	60,176
75,000	4.400%, 4/15/46	58,710
25,000	4.100%, 2/15/47	19,166
	PBF Holding Co LLC / PBF Finance Corp
25,000	7.250%, 6/15/25	24,747
	Range Resources Corp
250,000	8.250%, 1/15/29	257,948
	Rockies Express Pipeline LLC
175,000	4.950%, 7/15/29	157,568
	Southwestern Energy Co
125,000	7.750%, 10/1/27	127,590
125,000	8.375%, 9/15/28	129,092
	Tallgrass Energy Partners LP /
	Tallgrass Energy Finance Corp
258,000	7.500%, 10/1/25	260,728
100,000	6.000%, 12/31/30	86,603
	Venture Global Calcasieu Pass LLC
50,000	3.875%, 8/15/29	43,838
50,000	4.125%, 8/15/31	42,687
		3,568,448

Entertainment/Film: 0.4%
	Live Nation Entertainment Inc
75,000	6.500%, 5/15/27	73,597
75,000	4.750%, 10/15/27	66,999
		140,596

Environmental: 0.1%
	GFL Environmental Inc
50,000	4.375%, 8/15/29	42,436

Food & Drug Retail: 0.5%
	Albertsons Cos Inc / Safeway Inc /
	New Albertsons LP / Albertsons LLC
25,000	7.500%, 3/15/26	25,569
150,000	4.625%, 1/15/27	139,661
		165,230

Food/Beverage/Tobacco: 2.0%
	BellRing Brands Inc
225,000	7.000%, 3/15/30	216,793
	Darling Ingredients Inc
125,000	6.000%, 6/15/30	122,356
	Performance Food Group Inc
125,000	5.500%, 10/15/27	118,161
	Post Holdings Inc
250,000	4.625%, 4/15/30	215,469
		672,779

Gaming: 2.4%
	Boyd Gaming Corp
125,000	4.750%, 6/15/31	108,898
	Caesars Entertainment Inc
250,000	6.250%, 7/1/25	243,660
125,000	8.125%, 7/1/27	123,076
125,000	4.625%, 10/15/29	101,949
	CDI Escrow Issuer Inc
125,000	5.750%, 4/1/30	112,273
	Churchill Downs Inc
125,000	4.750%, 1/15/28	112,069
		801,925

Healthcare: 7.8%
	AdaptHealth LLC
125,000	6.125%, 8/1/28	115,087
	AMN Healthcare Inc
225,000	4.625%, 10/1/27	207,853
	CHS/Community Health Systems Inc
100,000	8.000%, 3/15/26	91,250
150,000	5.625%, 3/15/27	128,892
75,000	8.000%, 12/15/27	67,672
50,000	5.250%, 5/15/30	37,791
	DaVita Inc
100,000	4.625%, 6/1/30	80,482
100,000	3.750%, 2/15/31	74,855
	Embecta Corp
100,000	5.000%, 2/15/30	84,772
	Legacy LifePoint Health LLC
175,000	6.750%, 4/15/25	164,967
200,000	4.375%, 2/15/27	169,480
	MPH Acquisition Holdings LLC
150,000	5.750%, 11/1/28	100,082
	MPT Operating Partnership LP /
	MPT Finance Corp
125,000	5.250%, 8/1/26	114,051
225,000	4.625%, 8/1/29	171,986
	Organon & Co / Organon Foreign
	Debt Co-Issuer BV
200,000	5.125%, 4/30/31	173,427
	Prestige Brands Inc
150,000	3.750%, 4/1/31	123,803
	Prime Healthcare Services Inc
250,000	7.250%, 11/1/25	211,646
	Select Medical Corp
100,000	6.250%, 8/15/26	95,289
	Tenet Healthcare Corp
400,000	4.875%, 1/1/26	380,576
		2,593,961

Homebuilders/Real Estate: 7.1%
	Ashton Woods USA LLC /
	Ashton Woods Finance Co
75,000	6.625%, 1/15/28	66,346

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 84.1% (Continued)

Homebuilders/Real Estate: 7.1% (Continued)
	Blackstone Mortgage Trust Inc
$150,000	3.750%, 1/15/27	$129,173
	Brookfield Residential Properties Inc /
	Brookfield Residential US LLC
125,000	6.250%, 9/15/27	111,210
	Century Communities Inc
125,000	6.750%, 6/1/27	119,591
	Global Infrastructure Solutions Inc
187,000	5.625%, 6/1/29	146,929
	HAT Holdings I LLC /
	HAT Holdings II LLC
175,000	6.000%, 4/15/25	169,750
100,000	3.375%, 6/15/26	87,019
	Iron Mountain Inc
200,000	5.250%, 7/15/30	174,251
	iStar Inc
125,000	5.500%, 2/15/26	124,894
	Kennedy-Wilson Inc
75,000	4.750%, 3/1/29	59,539
50,000	4.750%, 2/1/30	38,190
75,000	5.000%, 3/1/31	56,555
	Ladder Capital Finance Holdings LLLP /
	Ladder Capital Finance Corp
75,000	5.250%, 10/1/25	70,597
125,000	4.750%, 6/15/29	101,104
	M/I Homes Inc
100,000	3.950%, 2/15/30	80,871
	MasTec Inc
75,000	6.625%, 8/15/29	67,635
	Millennium Escrow Corp
75,000	6.625%, 8/1/26	48,098
	SBA Communications Corp
175,000	3.875%, 2/15/27	158,391
	Service Properties Trust
200,000	4.350%, 10/1/24	182,130
	Starwood Property Trust Inc
50,000	3.750%, 12/31/24	47,008
125,000	3.625%, 7/15/26	109,531
	Uniti Group LP / Uniti Fiber Holdings
	Inc / CSL Capital LLC
225,000	7.875%, 2/15/25	218,270
		2,367,082

Hotels: 0.7%
	Hilton Domestic Operating Co Inc
150,000	3.750%, 5/1/29	129,951
	Hilton Grand Vacations Borrower
	Escrow LLC / Hilton Grand
	Vacations Borrower Esc
125,000	4.875%, 7/1/31	102,182
		232,133

Leisure: 3.2%
	Carnival Holdings Bermuda Ltd
250,000	10.375%, 5/1/28	257,096
	Life Time Inc
250,000	5.750%, 1/15/26	232,937
	NCL Corp Ltd
125,000	5.875%, 2/15/27	108,432
	Royal Caribbean Cruises Ltd
75,000	11.500%, 6/1/25	80,602
225,000	5.500%, 8/31/26	189,285
125,000	11.625%, 8/15/27	125,529
75,000	8.250%, 1/15/29	75,469
		1,069,350

Metals/Mining: 1.3%
	ERO Copper Corp
50,000	6.500%, 2/15/30	40,388
	Hudbay Minerals Inc
100,000	4.500%, 4/1/26	90,956
100,000	6.125%, 4/1/29	90,658
	Kaiser Aluminum Corp
250,000	4.500%, 6/1/31	201,263
		423,265

Publishing/Printing: 0.3%
	Cimpress PLC
150,000	7.000%, 6/15/26	103,932

Restaurants: 2.1%
	1011778 BC ULC / New Red Finance Inc
25,000	3.875%, 1/15/28	22,419
125,000	4.375%, 1/15/28	112,108
250,000	4.000%, 10/15/30	202,811
	IRB Holding Corp
250,000	7.000%, 6/15/25	249,763
	Yum! Brands Inc
125,000	5.375%, 4/1/32	115,950
		703,051

Services: 3.6%
	Clarivate Science Holdings Corp
150,000	3.875%, 7/1/28	130,136
	Garda World Security Corp
100,000	4.625%, 2/15/27	88,470
	GPD Cos Inc
75,000	10.125%, 4/1/26	64,056
	Graham Holdings Co
200,000	5.750%, 6/1/26	196,817
	Herc Holdings Inc
100,000	5.500%, 7/15/27	93,478
	Hertz Corp
100,000	4.625%, 12/1/26	83,875
100,000	5.000%, 12/1/29	75,990
	TriNet Group Inc
125,000	3.500%, 3/1/29	102,938

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 84.1% (Continued)

Services: 3.6% (Continued)
	United Rentals North America Inc
$225,000	3.750%, 1/15/32	$183,854
	WESCO Distribution Inc
25,000	7.125%, 6/15/25	25,368
150,000	7.250%, 6/15/28	152,283
		1,197,265

Steel: 0.5%
	Cleveland-Cliffs Inc
100,000	6.750%, 3/15/26	100,422
	TMS International Corp
75,000	6.250%, 4/15/29	53,828
		154,250

Super Retail: 1.9%
	At Home Group Inc
50,000	7.125%, 7/15/29	29,070
	Bath & Body Works Inc
25,000	6.625%, 10/1/30	23,503
100,000	6.750%, 7/1/36	88,070
	LCM Investments Holdings II LLC
125,000	4.875%, 5/1/29	100,261
	LSF9 Atlantis Holdings LLC /
	Victra Finance Corp
125,000	7.750%, 2/15/26	110,789
	Macy’s Retail Holdings LLC
125,000	5.875%, 4/1/29	110,859
	Michaels Cos Inc
125,000	7.875%, 5/1/29	83,743
	Wolverine World Wide Inc
125,000	4.000%, 8/15/29	94,879
		641,174

Technology: 1.2%
	CommScope Inc
75,000	4.750%, 9/1/29	60,605
	GoTo Group Inc
125,000	5.500%, 9/1/27	67,425
	NCR Corp
125,000	5.125%, 4/15/29	104,792
	Open Text Corp
175,000	3.875%, 2/15/28	150,474
	Veritas US Inc / Veritas Bermuda Ltd
25,000	7.500%, 9/1/25	17,309
		400,605

Telecommunications: 7.9%
	Altice Financing SA
200,000	5.000%, 1/15/28	161,430
	Altice France SA
200,000	5.500%, 1/15/28	157,054
	Cogent Communications Group Inc
175,000	7.000%, 6/15/27	171,706
	Connect Finco SARL /
	Connect US Finco LLC
200,000	6.750%, 10/1/26	185,764
	Frontier Communications Holdings LLC
125,000	5.875%, 10/15/27	116,346
125,000	8.750%, 5/15/30	127,337
	GCI LLC
250,000	4.750%, 10/15/28	210,429
	Hughes Satellite Systems Corp
75,000	5.250%, 8/1/26	72,069
175,000	6.625%, 8/1/26	163,536
	Intelsat Jackson Holdings SA
25,000	6.500%, 3/15/30	22,412
	LCPR Senior Secured Financing DAC
200,000	6.750%, 10/15/27	187,464
	Level 3 Financing Inc
125,000	3.400%, 3/1/27	106,046
250,000	4.625%, 9/15/27	208,562
	Lumen Technologies Inc
125,000	5.125%, 12/15/26	108,863
125,000	4.000%, 2/15/27	106,211
	Sprint Capital Corp
175,000	6.875%, 11/15/28	182,393
150,000	8.750%, 3/15/32	178,853
	Viasat Inc
150,000	5.625%, 9/15/25	139,405
		2,605,880

Utilities: 3.6%
	Calpine Corp
125,000	5.250%, 6/1/26	119,269
125,000	5.125%, 3/15/28	111,868
125,000	4.625%, 2/1/29	107,778
125,000	5.000%, 2/1/31	105,188
125,000	3.750%, 3/1/31	100,772
	Clearway Energy Operating LLC
375,000	3.750%, 2/15/31	311,915
	Sunnova Energy Corp
375,000	5.875%, 9/1/26	335,490
		1,192,280
TOTAL CORPORATE BONDS
(Cost $30,578,186)		27,898,818

BANK LOANS: 13.6%

Aerospace/Defense: 0.5%
	Spirit AeroSystems TL (11/22)
150,000	8.823% (1 Month SOFR +
	4.500%), 1/15/27 [2]	149,016

Airlines: 0.5%
	AAdvantage Loyalty (American
	Airlines) (AMR) TL
150,000	8.993% (3 Months LIBOR +
	4.750%), 4/20/28 [1,2]	149,602

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
BANK LOANS: 13.6% (Continued)

Automotive & Auto Parts: 1.0%
	American Axle &
	Manufacturing TL B (12/22)
$150,000	7.836%, 12/13/29 [1,2,3,4]	$147,125
	First Brands 1st Lien TL (Trico) (3/21)
104,114	8.368% (3 Months SOFR +
	5.000%), 3/30/27 [1,2]	99,065
	Wheel Pros TL (4/21)
123,438	8.825% (3 Months LIBOR +
	4.500%), 5/11/28 [1,2]	84,386
		330,576

Building Materials: 0.4%
	Quikrete TL B1 (4/21)
148,875	7.384% (1 Month LIBOR +
	3.000%), 3/18/29 [1,2]	147,910

Cable/Satellite TV: 0.4%
	DIRECTV Financing TL
146,291	9.384% (1 Month LIBOR +
	5.000%), 8/2/27 [1,2]	142,741

Capital Goods: 0.5%
	Chart Industries TL B (12/22)
150,000	7.874%, 12/28/29 [1,2,3,4]	148,688

Chemicals: 0.7%
	Axalta Coating Systems TL B-4
	Dollar (Dupont Performance)
100,000	7.506% (1 Month SOFR +
	3.000%), 12/20/29 [1,2]	100,225
	Pearls (Netherlands) BidCo TL
	(USD) (Caldic) (02/22)
150,000	7.844% (3 Months SOFR +
	3.750%), 2/28/29 [1,2]	146,062
		246,287

Containers: 0.7%
	Pactiv Evergreen Group TL B (Pactiv/
	Evergreen Packaging/Reynolds Group)
149,621	6.615% (1 Month LIBOR +
	3.500%), 9/22/28 [1,2]	147,886
	Tekni-Plex TL 2022 Incremental
100,000	9.830% (3 Months SOFR +
	5.250%), 9/15/28 [1,2]	96,438
		244,324

Diversified Financial Services: 1.2%
	Citadel Securities TL B Incremental
249,375	6.034% (1 Month SOFR +
	3.000%), 2/2/28 [1,2]	247,426
	DRW Holdings TL (2/21)
150,000	6.865% (1 Month LIBOR +
	3.750%), 2/24/28 [1,2]	146,532
		393,958

Gaming: 0.2%
	Stars Group Holdings 2028-B TL
74,813	7.584%, 7/21/28 [1,2,3,4]	74,594

Healthcare: 2.7%
	Athenahealth DD TL (02/22)
21,739	7.821% (1 Month SOFR +
	3.500%), 2/15/29 [1,2]	19,682
	Athenahealth TL B (02/22)
127,620	7.821% (1 Month SOFR +
	3.500%), 2/15/29 [1,2]	115,542
	Avantor Funding TL Incremental B-5
116,954	6.634% (1 Month LIBOR +
	2.250%), 11/8/27 [1,2]	116,588
	BW NHHC Holdco TL
196,410	7.961% (3 Months LIBOR +
	5.000%), 5/15/25 [1,2]	128,943
	BW NHHC Holdco TL (12/22)
39,044	—%, 1/15/26 [1,2,3,4,5]	37,092
	Elanco Animal Health TL B
150,000	6.119% (1 Month LIBOR +
	1.750%), 7/30/27 [1,2]	144,351
	EyeCare Partners TL (08/22)
200,000	7.621% (3 Months SOFR +
	4.500%), 11/15/28 [1,2]	175,250
	Grifols Worldwide Operations
	TL B (11/19)
150,000	6.384% (1 Month LIBOR +
	2.000%), 11/15/27 [1,2]	145,375
	US Outpatient/ US Radiology(12/20) TL
24,564	8.924% (3 Months LIBOR +
	5.250%), 12/15/27 [1,2]	22,258
		905,081

Restaurants: 0.2%
	Dave & Buster’s TL B (04/22)
49,875	8.818% (1 Month SOFR +
	5.000%), 6/29/29 [1,2]	49,704

Services: 0.7%
	Corporation Service Company TL B (CSC)
130,000	7.584%, 11/2/29 [1,2,3,4]	128,862
	Neptune BidCo US TL B
100,000	—%, 4/11/29 [1,2,3,4,5]	89,626
		218,488

Super Retail: 0.4%
	S&S Holdings TL
148,864	7.783% (3 Months LIBOR +
	5.000%), 3/10/28 [1,2]	136,087

Technology: 2.1%
	Ahead DB Holdings TL (04/21)
98,500	7.430% (3 Months LIBOR +
	3.750%), 10/18/27 [1,2]	95,360

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount		Value
BANK LOANS: 13.6% (Continued)

Technology: 2.1% (Continued)
	Applovin TL B
$150,000	6.365% (1 Month LIBOR +
	3.250%), 8/15/25 [1,2]	$144,828
	CT Technologies TL (6/21)
	(HealthPort/Ciox Health/Smart)
73,688	7.365% (1 Month LIBOR +
	4.250%), 12/16/25 [1,2]	67,804
	Dawn Acquisition TL
146,939	7.424% (3 Months LIBOR +
	3.750%), 12/31/25 [1,2]	97,137
	Open Text TL B
150,000	7.834%, 11/16/29 [1,2,3,4]	146,869
	Xperi TL
150,000	6.615% (1 Month LIBOR +
	3.500%), 6/8/28 [1,2]	145,256
		697,254

Telecommunications: 1.0%
	Altice Financing TL (12/22)
150,000	5.000%, 10/28/27 [1,2,3,4]	144,000
	Crown Subsea TL (4/21) (SubCom)
100,547	7.314% (1 Month LIBOR +
	4.750%), 4/27/27 [1,2]	98,369
	Intelsat Jackson Holdings Exit TL B
75,000	7.445% (3 Months SOFR +
	4.250%), 2/1/29 [1,2]	72,562
		314,931

Transportation Excluding Air/Rail: 0.4%
	First Student Bidco TL B
140,260	8.334%, 7/21/28 [1,2,3,4]	133,598
	First Student Bidco TL C
9,740	8.334%, 7/21/28 [1,2,3,4]	9,277
		142,875
TOTAL BANK LOANS
(Cost $4,649,893)		4,492,116

TOTAL INVESTMENTS IN SECURITIES: 97.7%
(Cost $35,228,079)		32,390,934
Other Assets in Excess of Liabilities: 2.3%		759,350
TOTAL NET ASSETS: 100.0%		$33,150,284

LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2022. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[3]	All or a portion of the loan may be unfunded.
[4]	Denotes investments purchased on a when-issued or delayed delivery basis.
[5]	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022

Principal
Amount†			Value
CORPORATE BONDS: 78.0%

Airlines: 3.0%
		Air France-KLM
EUR	2,600,000	3.875%, 7/1/26	$2,505,178
		American Airlines Inc /
		AAdvantage Loyalty IP Ltd
	2,045,000	5.500%, 4/20/26	1,969,608
		Cathay Pacific MTN
		Financing HK Ltd
	2,440,000	4.875%, 8/17/26	2,336,533
		Delta Air Lines Inc
	1,050,000	3.800%, 4/19/23	1,041,374
	1,110,000	7.000%, 5/1/25	1,136,292
		Delta Air Lines Inc /
		SkyMiles IP Ltd
	2,360,000	4.500%, 10/20/25	2,304,708
		Deutsche Lufthansa AG
EUR	2,400,000	1.625%, 11/16/23	2,512,944
EUR	1,800,000	3.000%, 5/29/26	1,745,421
EUR	1,500,000	2.875%, 5/16/27	1,402,151
EUR	1,200,000	3.750%, 2/11/28	1,148,015
		easyJet PLC
EUR	700,000	1.750%, 2/9/23	748,106
EUR	3,398,000	1.125%, 10/18/23	3,578,268
		Korean Air Lines Co Ltd
	900,000	4.750%, 9/23/25	891,796
		Mileage Plus Holdings LLC /
		Mileage Plus Intellectual
		Property Assets Ltd
	1,192,577	6.500%, 6/20/27	1,188,286
		Singapore Airlines Ltd
	1,100,000	3.000%, 7/20/26	1,022,367
		Wizz Air Finance Co BV
EUR	2,300,000	1.350%, 1/19/24	2,342,837
EUR	625,000	1.000%, 1/19/26	555,409
			28,429,293

Automotive & Auto Parts: 8.3%
		Continental AG
EUR	6,075,000	3.625%, 11/30/27	6,337,570
		Faurecia SE
EUR	1,100,000	2.625%, 6/15/25	1,075,196
EUR	1,900,000	7.250%, 6/15/26	2,057,074
EUR	1,100,000	2.750%, 2/15/27	997,802
		FCA Bank SPA
EUR	1,750,000	0.125%, 11/16/23	1,818,624
EUR	6,225,000	4.250%, 3/24/24	6,689,625
		FCE Bank PLC
EUR	2,300,000	1.615%, 5/11/23	2,439,745
		Ford Motor Credit Co LLC
	1,000,000	5.841% (3 Month LIBOR
		USD + 1.235%), 2/15/23 [1]	999,091
	600,000	3.810%, 1/9/24	584,408
EUR	850,000	3.250%, 9/15/25	866,615
	3,650,000	3.375%, 11/13/25	3,306,107
		General Motors Financial Co Inc
	1,150,000	5.100%, 1/17/24	1,146,230
EUR	2,200,000	2.200%, 4/1/24	2,310,584
GBP	600,000	2.250%, 9/6/24	689,625
	1,170,000	4.350%, 4/9/25	1,140,109
		Genuine Parts Co
	200,000	1.750%, 2/1/25	187,019
		Harley-Davidson Financial
		Services Inc
EUR	5,700,000	3.875%, 5/19/23	6,121,073
EUR	500,000	0.900%, 11/19/24	508,668
		Hyundai Capital America
	1,825,000	1.650%, 9/17/26	1,613,952
		IHO Verwaltungs GmbH
EUR	4,100,000	3.625% Cash or 4.000% PIK,
		5/15/25	4,015,656
EUR	1,600,000	3.750% Cash or 5.000% PIK,
		9/15/26	1,493,892
		Jaguar Land Rover Automotive PLC
EUR	900,000	2.200%, 1/15/24	918,940
	1,100,000	7.750%, 10/15/25	1,013,738
EUR	625,000	4.500%, 7/15/28	509,790
		Kia Corp
	650,000	1.000%, 4/16/24	612,397
	1,030,000	2.375%, 2/14/25	957,179
		Nissan Motor Co Ltd
	1,894,000	3.043%, 9/15/23	1,856,144
	1,500,000	3.522%, 9/17/25	1,396,046
EUR	700,000	2.652%, 3/17/26	696,346
		RCI Banque SA
EUR	2,500,000	0.750%, 4/10/23	2,665,264
EUR	1,090,000	2.296% (3 Month EURIBOR +
		0.570%), 11/4/24 [1]	1,147,729
EUR	1,350,000	0.500%, 7/14/25	1,316,935
		Schaeffler AG
EUR	1,100,000	2.750%, 10/12/25	1,124,541
		Stellantis NV
	1,000,000	5.250%, 4/15/23	1,000,900
		Toyota Finance Australia Ltd
EUR	1,700,000	0.064%, 1/13/25	1,701,943
		Volkswagen Bank GmbH
EUR	4,900,000	1.875%, 1/31/24	5,141,583
		Volkswagen Financial Services NV
GBP	300,000	1.125%, 9/18/23	353,895
EUR	2,300,000	3.750%, 11/25/24	2,441,763
GBP	300,000	0.875%, 2/20/25	327,852
		Volkswagen International Finance NV
EUR	2,800,000	4.250%, 2/15/28	2,940,073
		ZF Europe Finance BV
EUR	800,000	2.500%, 10/23/27	708,806
		ZF Finance GmbH
EUR	3,200,000	3.000%, 9/21/25	3,163,797
			78,394,326

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Banking: 15.8%
		Abanca Corp Bancaria SA
EUR	500,000	4.625% (5 Year Swap Rate EUR +
		5.014%), 4/7/30 [1,4]	$502,031
		ABN AMRO Bank NV
	500,000	4.750%, 7/28/25	485,481
	4,200,000	4.400% (5 Year Swap Rate
		USD + 2.197%), 3/27/28 [1,4]	4,125,282
		AIB Group PLC
EUR	1,700,000	1.875% (5 Year Swap Rate
		EUR + 2.150%), 11/19/29 [1,4]	1,662,104
EUR	7,100,000	2.875% (5 Year Swap Rate
		EUR + 3.300%), 5/30/31 [1,4]	6,832,284
		Australia & New Zealand
		Banking Group Ltd
	2,700,000	2.950% (5 Year CMT Rate +
		1.288%), 7/22/30 [1,4]	2,445,339
		Banco Comercial Portugues SA
EUR	600,000	3.871% (5 Year Swap Rate
		EUR + 4.231%), 3/27/30 [1,4]	507,070
		Banco de Sabadell SA
EUR	3,600,000	5.375% (5 Year Swap Rate
		EUR + 5.100%), 12/12/28 [1,4]	3,852,970
EUR	900,000	2.500% (5 Year Swap Rate
		EUR + 2.950%), 4/15/31 [1,4]	841,411
		Bank of America Corp
	1,100,000	4.000%, 1/22/25	1,078,120
	450,000	3.841% (SOFR + 1.110%),
		4/25/25 [1,4]	440,014
	1,945,000	4.827% (SOFR + 1.750%),
		7/22/26 [1,4]	1,923,786
	900,000	4.376% (SOFR + 1.580%),
		4/27/28 [1,4]	863,323
		Bank of Ireland Group PLC
EUR	1,050,000	2.375% (5 Year Swap Rate
		EUR + 2.800%), 10/14/29 [1,4]	1,044,323
EUR	3,200,000	1.375% (5 Year Swap Rate
		EUR + 1.650%), 8/11/31 [1,4]	2,889,331
		BBVA Bancomer SA
	5,150,000	4.375%, 4/10/24	5,086,346
		BPCE SA
	1,270,000	5.700%, 10/22/23	1,260,773
	2,310,000	5.150%, 7/21/24	2,263,293
		Caixa Geral de Depositos SA
EUR	1,200,000	5.750% (5 Year Swap Rate
		EUR + 5.500%), 6/28/28 [1,4]	1,284,587
		CaixaBank SA
EUR	3,000,000	2.750% (5 Year Swap Rate
		EUR + 2.350%), 7/14/28 [1,4]	3,154,726
EUR	3,000,000	2.250% (5 Year Swap Rate
		EUR + 1.680%), 4/17/30 [1,4]	2,931,232
EUR	1,800,000	6.250% (1 Year Swap Rate
		EUR + 3.550%), 2/23/33 [1,4]	1,932,055
		Ceska sporitelna AS
EUR	1,200,000	6.693% (3 Month EURIBOR +
		3.700%), 11/14/25 [1,4]	1,318,010
		Citigroup Inc
	900,000	4.140% (SOFR + 1.372%),
		5/24/25 [1,4]	882,970
	700,000	3.700%, 1/12/26	674,758
	525,000	4.658% (SOFR + 1.887%),
		5/24/28 [1,4]	509,515
		Commerzbank AG
	500,000	8.125%, 9/19/23 [1]	504,058
EUR	5,600,000	4.000% (5 Year Swap Rate
		EUR + 4.350%), 12/5/30 [1,4]	5,647,698
		Commonwealth Bank of Australia
EUR	2,500,000	1.936% (5 Year Swap Rate
		EUR + 1.450%), 10/3/29 [1,4]	2,525,267
		Cooperatieve Rabobank UA
	3,800,000	4.000% (5 Year Swap Rate
		USD + 1.892%), 4/10/29 [1,4]	3,640,302
		Danske Bank A/S
EUR	1,500,000	2.500% (5 Year Swap Rate
		EUR + 2.500%), 6/21/29 [1,4]	1,543,139
		Deutsche Bank AG
	1,532,000	5.966% (3 Month LIBOR
		USD + 1.230%), 2/27/23 [1]	1,532,434
EUR	1,300,000	1.000% (3 Month EURIBOR +
		1.600%), 11/19/25 [1,4]	1,300,357
	2,700,000	3.961% (SOFR + 2.581%),
		11/26/25 [1,4]	2,583,248
	3,175,000	4.296% (5 Year Swap Rate
		USD + 2.248%), 5/24/28 [1,4]	2,987,711
		HSBC Holdings PLC
EUR	2,550,000	3.000%, 6/30/25	2,661,896
GBP	3,000,000	1.750% (SONIO + 1.307%),
		7/24/27 [1,4]	3,122,407
		ING Groep NV
EUR	2,300,000	4.875% (3 Month EURIBOR +
		1.850%), 11/14/27 [1,4]	2,509,932
	3,300,000	4.700% (5 Year Swap Rate
		USD + 1.938%), 3/22/28 [1,4]	3,236,026
EUR	500,000	3.000% (5 Year Swap Rate
		EUR + 2.850%), 4/11/28 [1,4]	532,975
EUR	2,700,000	2.500% (5 Year Swap Rate
		EUR + 2.150%), 2/15/29 [1,4]	2,803,683
EUR	900,000	1.625% (5 Year Swap Rate
		EUR + 1.250%), 9/26/29 [1,4]	902,494
		Intesa Sanpaolo SPA
	3,300,000	5.017%, 6/26/24	3,175,406
EUR	1,500,000	3.981% (3 Month EURIBOR +
		1.900%), 9/26/24 [1]	1,614,058
EUR	1,000,000	4.375% (5 Year Swap Rate
		EUR + 4.750%), 7/12/29 [1,4]	1,067,919

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Banking: 15.8% (Continued)
		La Banque Postale SA
EUR	1,100,000	0.875% (5 Year Swap Rate
		EUR + 1.380%), 1/26/31 [1,4]	$1,023,172
		Landsbankinn HF
EUR	1,950,000	0.500%, 5/20/24	1,919,973
EUR	1,600,000	0.375%, 5/23/25	1,464,779
		Nationwide Building Society
EUR	2,000,000	1.500% (3 Month EURIBOR +
		0.930%), 3/8/26 [1,4]	2,003,182
EUR	550,000	2.000% (5 Year Swap Rate
		EUR + 1.500%), 7/25/29 [1,4]	555,468
		NatWest Group PLC
	2,325,000	3.754% (5 Year CMT Rate +
		2.100%), 11/1/29 [1,4]	2,159,094
		NatWest Group PLC
EUR	2,000,000	2.000%, 3/4/25 [1]	2,089,061
		NBK SPC Ltd
	750,000	1.625% (SOFR + 1.050%),
		9/15/27 [1,4]	660,879
		Nova Ljubljanska Banka dd
EUR	2,100,000	6.000% (1 Year Swap Rate
		EUR + 4.835%), 7/19/25 [1,4]	2,217,284
		OTP Bank Nyrt
EUR	2,000,000	5.500% (3 Month EURIBOR +
		4.265%), 7/13/25 [1,4]	2,091,106
		Raiffeisen Bank International AG
EUR	900,000	4.125%, 9/8/25	948,071
EUR	1,000,000	1.500% (5 Year Swap Rate
		EUR + 2.150%), 3/12/30 [1,4]	902,074
		Santander UK Group Holdings PLC
EUR	1,500,000	0.391% (1 Year EURIBOR +
		0.730%), 2/28/25 [1,4]	1,533,595
		Santander UK PLC
	3,480,000	5.000%, 11/7/23	3,492,069
		Skandinaviska Enskilda Banken AB
EUR	3,750,000	4.000%, 11/9/26	4,030,855
EUR	3,000,000	1.375% (5 Year Swap Rate
		EUR + 1.350%), 10/31/28 [1,4]	3,128,261
		Societe Generale SA
	1,160,000	5.000%, 1/17/24	1,148,085
EUR	1,600,000	1.375% (5 Year Swap Rate
		EUR + 0.900%), 2/23/28 [1,4]	1,696,109
EUR	3,200,000	1.000% (5 Year Swap Rate
		EUR + 1.550%), 11/24/30 [1,4]	3,008,567
		Standard Chartered PLC
	1,180,000	3.885% (3 Month LIBOR
		USD + 1.080%), 3/15/24 [1,4]	1,174,474
	1,400,000	3.516% (5 Year CMT Rate +
		1.850%), 2/12/30 [1,4]	1,292,668
		UniCredit SPA
EUR	1,600,000	4.875% (5 Year EURIBOR +
		4.739%), 2/20/29 [1,4]	1,698,799
EUR	450,000	2.000% (5 Year Swap Rate
		EUR + 2.400%), 9/23/29 [1,4]	442,714
		Virgin Money UK PLC
EUR	2,000,000	2.875% (1 Year Swap Rate
		EUR + 3.250%), 6/24/25 [1,4]	2,052,774
GBP	2,200,000	7.875% (5 Year GILT + 7.128%),
		12/14/28 [1,4]	2,660,642
GBP	1,050,000	5.125% (5 Year GILT + 5.250%),
		12/11/30 [1,4]	1,176,612
		Volksbank Wien AG
EUR	2,800,000	5.192% (5 Year Swap Rate
		EURIBOR + 2.550%), 10/6/27 [1,4]	2,833,821
		Westpac Banking Corp
	5,245,000	2.894% (5 Year CMT Rate +
		1.350%), 2/4/30 [1,4]	4,815,713
			148,902,045

Broadcasting: 0.3%
		Pinewood Finance Co Ltd
GBP	500,000	3.250%, 9/30/25	559,293
		Warnermedia Holdings Inc
	1,200,000	3.428%, 3/15/24	1,165,655
	968,000	3.638%, 3/15/25	921,960
			2,646,908

Building Materials: 0.8%
		CRH Funding BV
EUR	2,400,000	1.875%, 1/9/24	2,534,280
		James Hardie International
		Finance DAC
EUR	2,655,000	3.625%, 10/1/26	2,664,248
	922,000	5.000%, 1/15/28	847,438
		Standard Industries Inc
EUR	2,000,000	2.250%, 11/21/26	1,839,782
			7,885,748

Cable/Satellite TV: 1.3%
		CCO Holdings LLC / CCO
		Holdings Capital Corp
	3,250,000	5.500%, 5/1/26	3,151,044
		CSC Holdings LLC
	3,000,000	5.500%, 4/15/27	2,523,079
		DISH Network Corp
	2,200,000	11.750%, 11/15/27	2,268,530
		ITV PLC
EUR	975,000	2.000%, 12/1/23	1,036,084
		Radiate Holdco LLC / Radiate
		Finance Inc
	500,000	4.500%, 9/15/26	368,140

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Cable/Satellite TV: 1.3% (Continued)
		United Group BV
EUR	1,000,000	5.923% (3 Month EURIBOR +
		4.125%), 5/15/25 [1]	$981,111
EUR	1,400,000	3.125%, 2/15/26	1,209,015
EUR	1,360,000	5.012% (3 Month EURIBOR +
		3.250%), 2/15/26 [1]	1,259,273
			12,796,276

Capital Goods: 1.6%
		CNH Industrial NV
	1,000,000	4.500%, 8/15/23	993,894
		Daimler Trucks Finance North
		America LLC
	2,475,000	1.625%, 12/13/24	2,299,891
	1,150,000	3.500%, 4/7/25	1,104,957
		Parker-Hannifin Corp
EUR	1,500,000	1.125%, 3/1/25	1,527,729
		Traton Finance Luxembourg SA
EUR	4,200,000	0.125%, 11/10/24	4,166,672
EUR	1,500,000	0.125%, 3/24/25	1,465,536
EUR	800,000	4.125%, 11/22/25	848,906
		Westinghouse Air Brake
		Technologies Corp
	2,525,000	4.400%, 3/15/24 [1]	2,485,906
			14,893,491

Chemicals: 2.2%
		Celanese US Holdings LLC
	3,553,000	5.900%, 7/5/24	3,555,381
		CNAC HK Finbridge Co Ltd
	4,500,000	3.375%, 6/19/24	4,371,592
		INEOS Finance PLC
EUR	3,900,000	2.875%, 5/1/26	3,611,108
		INEOS Quattro Finance 2 PLC
EUR	2,400,000	2.500%, 1/15/26	2,191,178
		International Flavors &
		Fragrances Inc
EUR	4,400,000	1.750%, 3/14/24	4,605,987
	600,000	1.230%, 10/1/25	530,859
		MEGlobal Canada ULC
	350,000	–%, 5/18/25 [8]	344,453
		Sinochem Offshore Capital Co Ltd
	950,000	1.000%, 9/23/24	879,501
		Syngenta Finance NV
	900,000	4.441%, 4/24/23	896,073
			20,986,132

Consumer-Products: 0.3%
		GSK Consumer Healthcare
		Capital UK PLC
	970,000	3.125%, 3/24/25	923,943
		GSK Consumer Healthcare
		Capital US LLC
	381,000	3.375%, 3/24/27	355,810
		Kimberly-Clark de Mexico
		SAB de CV
	1,791,000	3.250%, 3/12/25	1,702,139
			2,981,892

Containers: 0.7%
		Amcor Flexibles North America Inc
	850,000	4.000%, 5/17/25	828,826
		Ardagh Packaging Finance PLC /
		Ardagh Holdings USA Inc
EUR	2,000,000	2.125%, 8/15/26	1,796,255
		Crown European Holdings SA
EUR	2,950,000	2.875%, 2/1/26	3,015,714
		Trivium Packaging Finance BV
EUR	500,000	5.548% (3 Month EURIBOR +
		3.750%), 8/15/26 [1]	508,703
			6,149,498

Diversified Financial Services: 13.1%
		AerCap Ireland Capital DAC /
		AerCap Global Aviation Trust
	1,520,000	4.500%, 9/15/23	1,510,387
	815,000	1.150%, 10/29/23	784,401
	1,000,000	4.875%, 1/16/24	990,876
	1,801,000	3.150%, 2/15/24	1,742,370
	3,275,000	1.650%, 10/29/24	3,024,227
	2,039,000	2.450%, 10/29/26	1,787,733
		Air Lease Corp
	2,560,000	2.200%, 1/15/27	2,238,445
		Aircastle Ltd
	350,000	5.000%, 4/1/23	349,466
	1,200,000	4.400%, 9/25/23	1,188,349
	897,000	4.125%, 5/1/24	867,723
	2,500,000	5.250%, 8/11/25	2,408,709
	1,930,000	4.250%, 6/15/26	1,817,342
		AnaCap Financial
		Europe SA SICAV-RAIF
EUR	1,000,000	6.641% (3 Month EURIBOR +
		5.000%), 8/1/24 [1]	916,837
		Ares Capital Corp
	2,370,000	3.500%, 2/10/23	2,364,967
	1,680,000	4.200%, 6/10/24	1,623,347
	1,000,000	4.250%, 3/1/25	949,264
	200,000	3.250%, 7/15/25	184,364
		Aviation Capital Group LLC
	2,370,000	3.875%, 5/1/23	2,351,013
	1,500,000	5.500%, 12/15/24	1,473,328
	1,000,000	4.125%, 8/1/25	934,727
The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Diversified Financial Services: 13.1% (Continued)
		Avolon Holdings Funding Ltd
	700,000	5.125%, 10/1/23	$692,321
	2,130,000	5.500%, 1/15/26	2,029,392
	1,425,000	4.250%, 4/15/26	1,295,602
		AXA Logistics Europe Master SCA
EUR	575,000	0.375%, 11/15/26	509,640
		BOC Aviation Ltd
	3,000,000	5.975% (3 Month LIBOR
		USD + 1.300%), 5/21/25 [1]	2,966,100
		Bracken MidCo1 PLC
GBP	775,000	6.750% Cash or 7.000% PIK,
		11/1/27	760,562
		Credit Suisse Group AG
EUR	300,000	2.378% (3 Month EURIBOR +
		1.000%), 1/16/26 [1]	280,085
	900,000	7.500% (5 Year Swap Rate
		USD + 4.598%), 12/11/23 [1,4,5]	788,400
	450,000	6.250% (5 Year Swap Rate
		USD + 3.455%), 12/18/24 [1,4,5]	354,768
		DAE Funding LLC
	3,850,000	1.550%, 8/1/24	3,586,503
	1,492,000	2.625%, 3/20/25	1,397,855
	2,200,000	2.625%, 3/20/25	2,061,180
		DAE Sukuk Difc Ltd
	280,000	3.750%, 2/15/26	266,314
		doValue SPA
EUR	1,750,000	5.000%, 8/4/25	1,809,964
EUR	1,050,000	3.375%, 7/31/26	996,077
		Encore Capital Group Inc
EUR	1,750,000	4.875%, 10/15/25	1,764,368
GBP	775,000	5.375%, 2/15/26	843,715
		Garfunkelux Holdco 3 SA
EUR	2,870,000	6.750%, 11/1/25	2,475,640
GBP	500,000	7.750%, 11/1/25	473,189
EUR	300,000	7.891% (3 Month EURIBOR +
		6.250%), 5/1/26 [1]	280,689
		Goldman Sachs Group Inc
	2,400,000	3.000%, 3/15/24	2,342,190
		Hoist Finance AB
EUR	2,500,000	2.750%, 4/3/23	2,659,389
		Huarong Finance 2019 Co Ltd
	520,000	5.824% (3 Month LIBOR
		USD + 1.125%), 2/24/23 [1]	518,358
	1,800,000	3.750%, 5/29/24	1,711,536
	1,700,000	3.250%, 11/13/24	1,570,087
		Huarong Finance II Co Ltd
	600,000	5.500%, 1/16/25	569,289
		Icahn Enterprises LP / Icahn
		Enterprises Finance Corp
	2,360,000	6.375%, 12/15/25	2,293,495
		ICBCIL Finance Co Ltd
	1,000,000	5.706% (3 Month LIBOR
		USD + 1.100%), 5/15/23 [1]	1,000,649
		ICD Funding Ltd
	1,850,000	4.625%, 5/21/24	1,825,721
		Intrum AB
EUR	1,300,000	4.875%, 8/15/25	1,270,930
EUR	150,000	3.500%, 7/15/26	135,583
		Jerrold Finco PLC
GBP	1,075,000	4.875%, 1/15/26	1,123,853
		LeasePlan Corp NV
EUR	3,000,000	0.125%, 9/13/23	3,133,765
EUR	400,000	0.250%, 9/7/26	367,363
		Macquarie Bank Ltd
	2,100,000	4.875%, 6/10/25	2,057,670
		Mirae Asset Securities Co Ltd
	500,000	2.125%, 7/30/23	489,228
	4,780,000	2.625%, 7/30/25	4,282,613
		Mitsubishi HC Capital UK PLC
EUR	425,000	–%, 10/29/24	421,786
		Morgan Stanley
	600,000	4.679% (SOFR + 1.669%),
		7/17/26 [1,4]	590,772
	2,500,000	6.138% (SOFR + 1.770%),
		10/16/26 [1,4]	2,558,274
		Navient Corp
	2,750,000	6.125%, 3/25/24	2,698,435
		Nexi SPA
EUR	3,980,000	1.625%, 4/30/26	3,893,813
		ORIX Corp
EUR	4,000,000	1.919%, 4/20/26	4,026,410
		Owl Rock Capital Corp
	2,705,000	4.000%, 3/30/25	2,545,344
	1,115,000	3.750%, 7/22/25	1,032,033
		Park Aerospace Holdings Ltd
	2,000,000	4.500%, 3/15/23	1,995,214
	2,320,000	5.500%, 2/15/24	2,291,479
		REC Ltd
	800,000	5.250%, 11/13/23	796,021
	2,300,000	3.375%, 7/25/24	2,206,735
	200,000	3.500%, 12/12/24	191,726
	200,000	2.250%, 9/1/26	176,744
	840,000	2.750%, 1/13/27	747,411
		Sherwood Financing PLC
EUR	1,520,000	6.387% (3 Month EURIBOR +
		4.625%), 11/15/27 [1]	1,484,709
		Shriram Finance Ltd
	900,000	4.150%, 7/18/25	830,673
		SoftBank Group Corp
	750,000	3.125%, 1/6/25	687,094
	1,475,000	4.000%, 7/6/26	1,275,580
		Synchrony Financial
	3,750,000	4.875%, 6/13/25	3,661,970
		TP ICAP Finance PLC
GBP	406,000	5.250%, 1/26/24	479,693

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Diversified Financial Services: 13.1% (Continued)
		UBS AG
	5,475,000	5.125%, 5/15/24	$5,415,558
		UBS Group AG
	960,000	7.000% (USSW5YF + 4.866%),
		2/19/25 [1,4,5]	952,200
			123,451,632

Diversified Media: 0.2%
		Adevinta ASA
EUR	675,000	2.625%, 11/15/25	673,779
		Tencent Holdings Ltd
	1,300,000	3.800%, 2/11/25	1,273,002
			1,946,781

Energy: 2.9%
		Archrock Partners LP / Archrock
		Partners Finance Corp
	1,190,000	6.875%, 4/1/27	1,137,894
		Blue Racer Midstream LLC /
		Blue Racer Finance Corp
	2,100,000	7.625%, 12/15/25	2,086,978
		CrownRock LP / CrownRock
		Finance Inc
	2,170,000	5.625%, 10/15/25	2,098,466
		Energean Israel Finance Ltd
	2,100,000	4.500%, 3/30/24	2,031,225
		Energy Transfer LP
	1,000,000	4.250%, 4/1/24	982,872
		Galaxy Pipeline Assets Bidco Ltd
	1,583,381	1.750%, 9/30/27	1,469,420
		Perusahaan Gas Negara Tbk PT
	3,351,000	5.125%, 5/16/24	3,329,253
		Plains All American Pipeline LP /
		PAA Finance Corp
	2,176,000	4.650%, 10/15/25	2,133,695
		Ras Laffan Liquefied Natural
		Gas Co Ltd [3]
	407,150	5.838%, 9/30/27	410,285
	617,250	6.332%, 9/30/27	624,320
		Sabine Pass Liquefaction LLC
	1,130,000	5.750%, 5/15/24	1,131,872
		USA Compression Partners LP /
		USA Compression Finance Corp
	1,180,000	6.875%, 9/1/27	1,105,194
		Wintershall Dea Finance BV
EUR	8,400,000	0.452%, 9/25/23	8,778,256
			27,319,730

Food & Drug Retail: 0.5%
		Bellis Acquisition Co PLC
GBP	575,000	3.250%, 2/16/26	568,198
		ELO SACA
EUR	2,300,000	2.625%, 1/30/24	2,418,815
		Quatrim SASU
EUR	1,000,000	5.875%, 1/15/24	1,049,504
		Roadster Finance DAC
EUR	800,000	1.625%, 12/9/24	773,294
			4,809,811

Food/Beverage/Tobacco: 2.4%
		Bright Food Singapore
		Holdings Pte Ltd
EUR	200,000	1.375%, 6/19/24	200,998
EUR	4,150,000	1.750%, 7/22/25	3,967,206
		Coca-Cola Europacific Partners PLC
	1,600,000	1.500%, 1/15/27	1,387,981
		Coca-Cola Icecek AS
	900,000	4.215%, 9/19/24	878,333
		Constellation Brands Inc
	225,000	3.600%, 5/9/24	220,505
	175,000	4.350%, 5/9/27	170,942
		Kraft Heinz Foods Co
	2,250,000	3.000%, 6/1/26	2,111,207
EUR	1,300,000	2.250%, 5/25/28	1,281,764
		Louis Dreyfus Co Finance BV
	200,000	–%, 6/13/23	199,263
EUR	1,825,000	2.375%, 11/27/25	1,863,956
		Olam International Ltd
	400,000	4.375%, 1/9/23	398,072
		Sigma Alimentos SA de CV
EUR	2,150,000	2.625%, 2/7/24	2,253,874
		Sysco Corp
EUR	1,600,000	1.250%, 6/23/23	1,699,536
	2,700,000	3.300%, 7/15/26	2,553,450
		Viterra Finance BV
EUR	4,075,000	0.375%, 9/24/25	3,889,991
			23,077,078

Gaming: 1.3%
		Allwyn International AS
EUR	2,900,000	4.125%, 11/20/24	3,073,251
		Caesars Entertainment Inc
	1,000,000	6.250%, 7/1/25	974,638
		Cirsa Finance International SARL
EUR	78,431	6.250%, 12/20/23	83,552
		International Game Technology PLC
EUR	2,400,000	3.500%, 6/15/26	2,459,171
		Lottomatica SPA
EUR	1,500,000	5.125%, 7/15/25	1,526,667
		MGM Resorts International
	1,250,000	6.750%, 5/1/25	1,258,411
		Playtech PLC
EUR	3,000,000	4.250%, 3/7/26	3,042,698
			12,418,388

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Healthcare: 1.3%
		GN Store Nord AS
EUR	760,000	0.750%, 12/6/23	$771,097
EUR	2,070,000	0.875%, 11/25/24	1,995,818
		HCA Inc
	1,980,000	5.875%, 2/15/26	1,996,683
		MPT Operating Partnership LP /
		MPT Finance Corp
GBP	510,000	2.550%, 12/5/23	586,972
EUR	2,300,000	3.325%, 3/24/25	2,230,647
GBP	1,300,000	2.500%, 3/24/26	1,251,954
		Phoenix PIB Dutch Finance BV
EUR	400,000	2.375%, 8/5/25	403,313
		Tenet Healthcare Corp
	3,000,000	4.875%, 1/1/26	2,854,320
			12,090,804

Homebuilders/Real Estate: 5.2%
		Akelius Residential Property AB
EUR	2,300,000	1.125%, 3/14/24	2,344,622
EUR	350,000	1.750%, 2/7/25	347,232
		American Tower Corp
EUR	1,000,000	0.450%, 1/15/27	919,273
		Blackstone Property Partners
		Europe Holdings SARL
EUR	3,600,000	2.000%, 2/15/24	3,661,446
		Castellum AB
EUR	500,000	2.125%, 11/20/23	514,167
		CTP NV
EUR	2,233,000	0.625%, 11/27/23	2,275,198
EUR	400,000	0.500%, 6/21/25	359,477
		DEMIRE Deutsche Mittelstand
		Real Estate AG
EUR	1,400,000	1.875%, 10/15/24	1,045,740
		DIC Asset AG
EUR	600,000	2.250%, 9/22/26	369,709
		Digital Dutch Finco BV
EUR	4,200,000	0.625%, 7/15/25	4,030,116
		Globalworth Real Estate
		Investments Ltd
EUR	2,300,000	3.000%, 3/29/25	2,160,699
		Hammerson PLC
GBP	700,000	3.500%, 10/27/25	733,974
		HOWOGE Wohnungs-
		baugesellschaft mbH
EUR	300,000	–%, 11/1/24	297,338
		Ladder Capital Finance
		Holdings LLLP / Ladder Capital
		Finance Corp
	3,130,000	5.250%, 10/1/25	2,946,240
		Lar Espana Real Estate Socimi SA
EUR	400,000	1.750%, 7/22/26	344,522
		Lennar Corp
	1,500,000	5.875%, 11/15/24	1,507,830
		MAF Global Securities Ltd
	4,500,000	4.750%, 5/7/24	4,447,633
		MasTec Inc
	1,180,000	4.500%, 8/15/28	1,060,947
		NE Property BV
EUR	2,700,000	1.750%, 11/23/24	2,705,434
EUR	1,400,000	1.875%, 10/9/26	1,262,855
		P3 Group SARL
EUR	1,000,000	0.875%, 1/26/26	894,061
		Samhallsbyggnadsbolaget i
		Norden AB
EUR	650,000	1.750%, 1/14/25	597,234
		SBB Treasury Oyj
EUR	1,600,000	2.284% (3 Month EURIBOR +
		0.550%), 2/8/24 [1]	1,593,868
		Service Properties Trust
	1,500,000	4.500%, 6/15/23	1,476,408
		Tritax EuroBox PLC
EUR	600,000	0.950%, 6/2/26	524,421
		Trust Fibra Uno
	350,000	5.250%, 12/15/24	345,607
	3,950,000	5.250%, 1/30/26	3,818,544
		VICI Properties LP / VICI
		Note Co Inc
	2,800,000	4.500%, 9/1/26	2,641,275
		Vivion Investments SARL
EUR	1,000,000	3.000%, 8/8/24	837,144
		Webuild SPA
EUR	2,425,000	5.875%, 12/15/25	2,321,149
EUR	200,000	3.875%, 7/28/26	172,624
			48,556,787

Hotels: 1.4%
		Hyatt Hotels Corp
	1,300,000	1.300%, 10/1/23	1,263,994
	985,000	1.800%, 10/1/24	923,930
	2,550,000	5.625%, 4/23/25	2,534,426
		Marriott International Inc
	1,975,000	3.600%, 4/15/24	1,937,114
	2,000,000	5.000%, 10/15/27	1,980,019
		Pterosaur Capital Co Ltd
EUR	2,000,000	1.000%, 9/25/24	1,991,030
		Whitbread Group PLC
GBP	2,000,000	3.375%, 10/16/25	2,232,738
			12,863,251

Insurance: 0.2%
		Galaxy Bidco Ltd
GBP	900,000	6.500%, 7/31/26	931,389
		Rothesay Life PLC
GBP	450,000	8.000%, 10/30/25	562,934
			1,494,323

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Leisure: 0.4%
		CPUK Finance Ltd
GBP	375,000	3.588%, 8/28/25	$421,385
GBP	510,000	6.500%, 8/28/26	568,290
		Expedia Group Inc
	1,500,000	6.250%, 5/1/25	1,514,884
	1,225,000	5.000%, 2/15/26	1,211,537
			3,716,096

Metals/Mining: 0.8%
		Gold Fields Orogen Holdings
		BVI Ltd
	4,400,000	5.125%, 5/15/24	4,367,629
		Novelis Corp
	3,000,000	3.250%, 11/15/26	2,693,265
			7,060,894

Paper: 0.1%
		Inversiones CMPC SA
	1,000,000	4.375%, 5/15/23	995,630

Publishing/Printing: 0.3%
		Informa PLC
EUR	2,800,000	2.125%, 10/6/25	2,852,689

Quasi & Foreign Government: 1.0%
		African Export-Import Bank
	1,620,000	4.125%, 6/20/24	1,584,376
		Eastern & Southern African
		Trade & Development Bank
	4,200,000	4.875%, 5/23/24	4,052,790
		Emirates Development Bank PJSC
	420,000	1.639%, 6/15/26	375,442
		Istituto per il Credito Sportivo
EUR	2,800,000	5.250%, 10/31/25	3,003,402
			9,016,010

Railroads: 0.3%
		Getlink SE
EUR	2,725,000	3.500%, 10/30/25	2,846,375

Services: 2.6%
		Almaviva-The Italian
		Innovation Co SPA
EUR	2,400,000	4.875%, 10/30/26	2,414,006
		Aramark International Finance SARL
EUR	1,500,000	3.125%, 4/1/25	1,545,457
		Arena Luxembourg Finance SARL
EUR	2,000,000	1.875%, 2/1/28	1,715,133
		Brink’s Co
	3,200,000	5.500%, 7/15/25	3,147,355
		Leasys SPA
EUR	5,925,000	4.375%, 12/7/24	6,354,401
		Lincoln Financing SARL
EUR	1,080,000	3.625%, 4/1/24	1,144,797
		Loxam SAS
EUR	1,560,000	3.250%, 1/14/25	1,595,929
		PeopleCert Wisdom Issuer PLC
EUR	1,500,000	5.750%, 9/15/26	1,510,132
		RAC Bond Co PLC
GBP	476,000	4.565%, 5/6/23	571,457
		Sabre GLBL Inc
	1,380,000	7.375%, 9/1/25	1,320,988
		Techem Verwaltungsgesellschaft
		675 mbH
EUR	1,500,000	2.000%, 7/15/25	1,480,828
		Verisure Holding AB
EUR	865,000	3.875%, 7/15/26	841,451
EUR	460,000	3.250%, 2/15/27	428,575
		Zenith Finco PLC
GBP	450,000	6.500%, 6/30/27	426,656
			24,497,165

Steel: 0.8%
		ArcelorMittal SA
EUR	2,200,000	2.250%, 1/17/24	2,334,222
EUR	2,550,000	4.875%, 9/26/26	2,734,529
		thyssenkrupp AG
EUR	2,100,000	2.875%, 2/22/24	2,229,665
			7,298,416

Super Retail: 0.5%
		AA Bond Co Ltd
GBP	985,000	4.875%, 7/31/24	1,128,710
		PVH Corp
EUR	765,000	3.625%, 7/15/24	817,130
		Travis Perkins PLC
GBP	2,000,000	4.500%, 9/7/23	2,388,350
			4,334,190

Technology: 2.2%
		ams-OSRAM AG
EUR	2,100,000	6.000%, 7/31/25	2,110,050
		Cellnex Finance Co SA
EUR	3,800,000	2.250%, 4/12/26	3,755,007
		Clarios Global LP / Clarios
		US Finance Co
EUR	1,500,000	4.375%, 5/15/26	1,488,897
		Dell Bank International DAC
EUR	4,800,000	4.500%, 10/18/27	5,138,794
		Dell International LLC / EMC Corp
	2,300,000	6.020%, 6/15/26	2,354,312
		Gen Digital Inc
	1,625,000	5.000%, 4/15/25 [1]	1,584,326
		Oracle Corp
	2,500,000	5.800%, 11/10/25	2,559,879
		Qorvo Inc
	1,450,000	1.750%, 12/15/24	1,337,262
		Wipro IT Services LLC
	800,000	1.500%, 6/23/26	702,753
			21,031,280

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CORPORATE BONDS: 78.0% (Continued)

Telecommunications: 3.1%
		Altice Financing SA
EUR	1,500,000	2.250%, 1/15/25	$1,480,917
		Bharti Airtel International
		Netherlands BV
	206,000	5.350%, 5/20/24	204,982
		Bharti Airtel Ltd
	1,100,000	4.375%, 6/10/25	1,070,568
		British Telecommunications PLC
EUR	2,400,000	0.875%, 9/26/23	2,533,080
		CK Hutchison Holdings Ltd
EUR	1,750,000	0.375%, 10/17/23	1,830,843
		eircom Finance DAC
EUR	1,600,000	2.625%, 2/15/27	1,450,703
		Global Switch Holdings Ltd
EUR	2,625,000	1.500%, 1/31/24	2,731,273
		iliad SA
EUR	1,500,000	0.750%, 2/11/24	1,544,654
		LCPR Senior Secured
		Financing DAC
	540,000	6.750%, 10/15/27	506,153
		Matterhorn Telecom SA
EUR	1,600,000	3.125%, 9/15/26	1,556,350
		PLT VII Finance SARL
EUR	475,000	4.625%, 1/5/26	480,263
		PPF Telecom Group BV
EUR	1,600,000	3.500%, 5/20/24	1,687,314
EUR	3,200,000	2.125%, 1/31/25	3,238,567
		Rogers Communications Inc
	844,000	2.950%, 3/15/25	805,593
		Sprint Spectrum Co LLC / Sprint
		Spectrum Co II LLC / Sprint
		Spectrum Co III LLC
	323,438	4.738%, 3/20/25	319,905
		Telecom Italia SPA
EUR	750,000	2.500%, 7/19/23	792,725
EUR	1,000,000	4.000%, 4/11/24	1,046,227
	1,430,000	5.303%, 5/30/24	1,357,785
		T-Mobile USA Inc
	2,510,000	2.250%, 2/15/26	2,287,161
		Verizon Communications Inc
	2,600,000	4.125%, 3/16/27	2,539,908
			29,464,971

Transportation Excluding Air/Rail: 2.0%
		Aeroporti di Roma SPA
GBP	900,000	5.441%, 2/20/23	1,086,455
		Autostrade per l’Italia SPA
EUR	3,200,000	1.750%, 2/1/27	2,993,736
		DP World Crescent Ltd
	500,000	3.908%, 5/31/23	496,546
		DP World Ltd
EUR	4,200,000	2.375%, 9/25/26	4,217,399
		Firstgroup PLC
GBP	1,375,000	6.875%, 9/18/24	1,661,977
		Gatwick Funding Ltd
GBP	1,700,000	5.250%, 1/23/24	2,052,851
GBP	200,000	6.125%, 3/2/26 [1]	244,286
		GXO Logistics Inc
	2,175,000	1.650%, 7/15/26	1,867,177
		Heathrow Funding Ltd
GBP	350,000	5.225%, 2/15/23	423,155
GBP	1,125,000	7.125%, 2/14/24	1,363,126
		Pelabuhan Indonesia Persero PT
	200,000	4.250%, 5/5/25	193,322
		Q-Park Holding I BV
EUR	1,500,000	1.500%, 3/1/25	1,477,787
		Stagecoach Group PLC
GBP	650,000	4.000%, 9/29/25	733,030
			18,810,847

Utilities: 1.1%
		Adani Green Energy Up
	950,000	–%, 12/10/24 [8]	928,150
		Drax Finco PLC
EUR	3,000,000	2.625%, 11/1/25	3,026,686
		Greenko Mauritius Ltd
	700,000	6.250%, 2/21/23	697,375
		Hero Asia Investment Ltd
	200,000	1.500%, 11/18/23	193,543
		Tabreed Sukuk Spc Ltd
	750,000	5.500%, 10/31/25	756,376
		Thames Water Utilities Finance PLC
GBP	1,271,000	2.375%, 5/3/23	1,519,350
		Vena Energy Capital Pte Ltd
	3,300,000	3.133%, 2/26/25	3,046,915
			10,168,395
TOTAL CORPORATE BONDS
(Cost $756,532,626)			734,187,152

FOREIGN GOVERNMENT NOTES/BONDS: 4.8%

Automotive & Auto Parts: 0.8%
		RCI Banque SA
EUR	2,200,000	1.375%, 3/8/24	2,293,677
EUR	1,750,000	4.125%, 12/1/25	1,861,730
		Valeo
EUR	700,000	1.500%, 6/18/25	694,785
EUR	2,500,000	5.375%, 5/28/27	2,611,353
			7,461,545

Banking: 1.9%
		Argenta Spaarbank NV
EUR	2,600,000	5.375% (1 Year Swap Rate EUR +
		2.750%), 11/29/27 [1,4]	2,777,543
		BNP Paribas SA
EUR	1,600,000	2.375% (5 Year Swap Rate EUR +
		1.850%), 11/20/30 [1,4]	1,587,473

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
FOREIGN GOVERNMENT NOTES/BONDS: 4.8% (Continued)

Banking: 1.9% (Continued)
		Commerzbank AG
EUR	3,000,000	0.500%, 8/28/23	$3,167,732
		Credit Agricole SA
EUR	1,600,000	1.625% (5 Year Swap Rate EUR +
		1.900%), 6/5/30 [1,4]	1,579,526
		Deutsche Bank AG
EUR	1,500,000	4.000%, 11/29/27	1,588,020
		Hamburg Commercial Bank AG
EUR	3,600,000	6.250%, 11/18/24	3,907,044
EUR	1,400,000	0.500% (3 Month EURIBOR +
		0.900%), 9/22/26 [1,4]	1,274,801
		KBC Group NV
EUR	2,200,000	4.375% (3 Month EURIBOR +
		1.700%), 11/23/27 [1,4]	2,367,001
			18,249,140

Containers: 0.2%
		ProGroup AG
EUR	2,000,000	3.000%, 3/31/26	1,894,411

Diversified Financial Services: 0.9%
		Aareal Bank AG
EUR	2,100,000	4.500%, 7/25/25	2,250,928
		ALD SA
EUR	3,500,000	4.750%, 10/13/25	3,833,842
		Arval Service Lease SA
EUR	2,300,000	4.750%, 5/22/27	2,499,306
			8,584,076

Homebuilders/Real Estate: 0.4%
		Kojamo Oyj
EUR	2,000,000	1.625%, 10/17/23	2,092,518
		Vonovia SE
EUR	1,300,000	4.750%, 5/23/27	1,376,879
			3,469,397

Hotels: 0.3%
		Accor SA
EUR	2,900,000	3.000%, 2/4/26	3,006,564

Services: 0.1%
		Ocado Group PLC
GBP	575,000	3.875%, 10/8/26	539,957

Telecommunications: 0.2%
		iliad SA
EUR	2,200,000	5.375%, 6/14/27	2,345,046

TOTAL FOREIGN GOVERNMENT NOTES/BONDS
(Cost $43,987,858)			45,550,136

COLLATERALIZED LOAN OBLIGATIONS: 1.6%

Collateralized Debt Obligations: 1.6%
		Ares European CLO XV DAC
EUR	750,000	2.328% (3 Month EURIBOR +
		0.950%), 1/15/36 [1]	767,865
		Aurium CLO IX DAC
EUR	500,000	2.528% (3 Month EURIBOR +
		0.950%), 10/28/34 [1]	508,861
		Aurium Clo VIII DAC
EUR	780,000	2.952% (3 Month EURIBOR +
		0.850%), 6/23/34 [1]	799,263
		Barings Euro CLO 2019-1 DAC
EUR	500,000	2.338% (3 Month EURIBOR +
		0.960%), 10/15/34 [1]	508,779
		Capital Four CLO III DAC
EUR	2,000,000	2.398% (3 Month EURIBOR +
		1.020%), 10/15/34 [1]	2,056,899
		Carlyle Global Market Strategies
		Euro CLO 2015-1 DAC
EUR	500,000	2.338% (3 Month EURIBOR +
		0.960%), 1/16/33 [1]	520,219
		CVC Cordatus Loan Fund VIII DAC
EUR	1,000,000	2.228% (3 Month EURIBOR +
		0.850%), 7/15/34 [1]	1,021,582
		Dunedin Park CLO DAC
EUR	500,000	2.782% (3 Month EURIBOR +
		0.980%), 11/20/34 [1]	511,701
		Euro-Galaxy VII CLO DAC
EUR	3,750,000	2.373% (3 Month EURIBOR +
		0.830%), 7/25/35 [1]	3,833,948
		Hayfin Emerald CLO I DAC
EUR	1,000,000	2.198% (3 Month EURIBOR +
		0.820%), 4/17/34 [1]	1,025,919
		Hayfin Emerald CLO X DAC
EUR	750,000	3.809% (3 Month EURIBOR +
		1.695%), 4/15/35 [1]	795,166
		Penta CLO 7 DAC
EUR	500,000	2.493% (3 Month EURIBOR +
		0.950%), 1/25/33 [1]	520,578
		RRE 2 Loan Management DAC
EUR	500,000	2.238% (3 Month EURIBOR +
		0.860%), 7/15/35 [1]	515,641
		RRE 6 Loan Management DAC
EUR	500,000	2.248% (3 Month EURIBOR +
		0.870%), 4/15/35 [1]	515,186
		St Paul’s CLO IX DAC
EUR	500,000	2.396% (3 Month EURIBOR +
		0.940%), 7/20/35 [1]	508,002
		Tikehau CLO II BV
EUR	800,000	2.965% (3 Month EURIBOR +
		0.990%), 9/7/35 [1]	819,981
			15,229,590
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $16,283,347)			15,229,590

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
CONVERTIBLE BONDS: 4.0%

Banking: 3.0%
		Abanca Corp Bancaria SA
EUR	700,000	6.125% (5 Year Swap Rate
		EUR + 5.927%), 1/18/29 [1,4]	$743,662
		Alpha Bank SA
EUR	3,050,000	7.500% (1 Year Swap Rate
		EUR + 5.084%), 6/16/27 [1,4]	3,238,203
		Australia & New Zealand Banking
		Group Ltd
EUR	800,000	1.125% (5 Year Swap Rate
		EUR + 1.400%), 11/21/29 [1,4]	793,488
		Barclays PLC
EUR	3,800,000	2.000% (5 Year Swap Rate
		EUR + 1.900%), 2/7/28 [1,4]	4,039,290
		Luminor Bank AS
EUR	1,500,000	5.000% (3 Month EURIBOR +
		3.760%), 8/29/24 [1,4]	1,594,507
		National Australia Bank Ltd
GBP	500,000	1.699% (GUKG5 + 1.400%),
		9/15/31 [1,4]	496,088
		OTP Bank Nyrt
EUR	4,025,000	7.350% (3 Month EURIBOR +
		4.523%), 3/4/26 [1,4]	4,293,871
		Raiffeisen Schweiz Genossenschaft
EUR	4,500,000	5.230%, 11/1/27	4,942,124
		Standard Chartered PLC
	2,310,000	–%, 1/26/24 [8]	2,287,703
		Swedbank AB
EUR	2,700,000	3.750%, 11/14/25	2,893,511
EUR	3,000,000	1.500% (5 Year Swap Rate
		EUR + 1.280%), 9/18/28 [1,4]	3,126,450
			28,448,897

Diversified Financial Services: 1.0%
		Credit Suisse AG
	9,525,000	6.500%, 8/8/23	9,245,975
TOTAL CONVERTIBLE BONDS
(Cost $37,544,583)			37,694,872

BANK LOANS: 4.4%

Airlines: 0.4%
		AAdvantage Loyalty (American
		Airlines) (AMR) TL
	3,000,000	8.993% (3 Months LIBOR +
		4.750%), 4/20/28 [1,2]	2,992,035
		British Airways TL
GBP	700,000	4.750% (6 Months LIBOR +
		4.650%), 2/23/26 [1,2,3,7]	852,199
			3,844,234

Automotive & Auto Parts: 0.2%
		First Brands Group TL (12/22)
	2,000,000	-%, 3/30/27 [1,2,3,6,8]	1,895,000

Broadcasting: 0.1%
		Gray Television TL D
	668,250	7.369% (1 Month LIBOR +
		3.000%), 12/1/28 [1,2]	650,361

Cable/Satellite TV: 0.6%
		DIRECTV Financing TL
	2,925,824	9.384% (1 Month LIBOR +
		5.000%), 8/2/27 [1,2]	2,854,814
		Virgin Media 6/21 (TL B)
EUR	3,000,000	-%, 7/15/29 [1,2,3,6,8]	3,069,847
			5,924,661

Capital Goods: 0.1%
		Ali Group TL B (Welbilt)
	486,444	6.438% (1 Month SOFR +
		2.000%), 7/30/29 [1,2]	483,404

Chemicals: 0.2%
		Colouroz Midco (Flint Group) TL 1L
EUR	981,561	5.752% (3 Months EURIBOR +
		4.250%), 9/21/23 [1,2]	744,690
		LSF11 Skyscraper
		Performance (EUR) TL B4
EUR	1,000,000	4.693% (3 Months EURIBOR +
		3.500%), 9/29/27 [1,2]	1,051,713
			1,796,403

Containers: 0.2%
		Irel AcquiCo TL (11/19)
EUR	2,000,000	-%, 5/31/26 [1,2,3,6,8]	2,033,848

Diversified Financial Services: 0.1%
		Citadel Securities TL B (01/21)
	483,826	5.649% (1 Month SOFR + 2.500%),
		2/2/28 [1,2]	475,842
		Trans Union TL
	378,315	6.634% (1 Month LIBOR +
		2.250%), 12/1/28 [1,2]	375,241
			851,083

Environmental: 0.1%
		Clean Harbors TL (9/21)
	371,250	6.384% (1 Month LIBOR +
		2.000%), 10/9/28 [1,2]	370,270
		Covanta Holding Corporation TL B
	597,056	5.615% (1 Month LIBOR +
		2.500%), 11/30/28 [1,2]	593,539
		Covanta Holding Corporation TL C
	48,432	5.615% (1 Month LIBOR + 2.500%),
		11/30/28 [1,2]	48,147
			1,011,956

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF INVESTMENTS at December 31, 2022 (Continued)

Principal
Amount†			Value
BANK LOANS: 4.4% (Continued)

Healthcare: 0.2%
		Elanco Animal Health TL B
	447,547	6.119% (1 Month LIBOR +
		1.750%), 7/30/27 [1,2]	$430,692
		ICON Luxembourg TL B
	209,489	7.000% (3 Months LIBOR +
		2.250%), 7/3/28 [1,2]	209,124
		PRA Health Sciences (Indigo
		Merger) TL B
	57,133	7.000% (3 Months LIBOR +
		2.250%), 7/3/28 [1,2]	57,034
		Ramsay TL B 2027
EUR	750,000	2.925% (3 Months EURIBOR +
		2.800%), 4/22/27 [1,2]	774,534
			1,471,384

Services: 0.6%
		Assystem New TL B
EUR	3,000,000	6.108% (6 Months EURIBOR +
		4.250%), 9/27/24 [1,2]	2,462,021
		Fugue Finance TL (Nord
		Anglia/Bach Fin)
EUR	1,000,000	3.742% (3 Months EURIBOR +
		3.250%), 8/30/24 [1,2]	1,040,174
		Odyssee Investment Bidco TL B
EUR	2,000,000	–%, 10/13/28 [1,2,3,6,8]	2,050,439
		Summer (BC) Bidco ADDITIONAL
		B2 TL (6/21) (Kantar)
	197,500	8.174% (3 Months LIBOR +
		4.500%), 12/4/26 [1,2]	183,840
			5,736,474

Technology: 0.1%
		GFK TL B (4/21)
EUR	800,000	4.693% (3 Months EURIBOR +
		3.500%), 5/26/28 [1,2]	844,586

Telecommunications: 1.0%
		Crown Subsea TL (4/21) (SubCom)
	3,023,406	7.314% (1 Month LIBOR + 4.750%),
		4/27/27 [1,2]	2,957,889
		Lorca Finco Rolled TL B1
		(MasMovil)
EUR	2,000,000	–%, 9/17/27 [1,2,3,6,8]	2,074,739
		WP/AP Telcom TL (EUR)
		(T-Mobile Netherlands)
EUR	1,750,000	4.150% (3 Months EURIBOR +
		4.000%), 3/30/29 [1,2]	1,805,758
		Ziggo (Vodafone) TLH
EUR	3,000,000	–%, 1/31/29 [1,2,3,6,8]	2,973,715
			9,812,101

Transportation Excluding Air/Rail: 0.5%
		First Student Bidco TL B
	2,337,662	8.334%, 7/21/28 [1,2,3,6]	2,226,623
		First Student Bidco TL B
		(First Transit)
	381,088	5.232% (3 Months LIBOR +
		3.000%), 7/21/28 [1,2]	345,599
		First Student Bidco TL C
	162,338	8.334%, 7/21/28 [1,2,3,6]	154,627
		First Student Bidco TL C
		(First Transit)
	141,733	5.232% (3 Months LIBOR +
		3.000%), 7/21/28 [1,2]	128,534
		Silk Bidco TL B (Hurtigruten)
EUR	2,000,000	4.908% (6 Months EURIBOR +
		4.000%), 2/24/25 [1,2]	1,692,311
			4,547,694
TOTAL BANK LOANS
(Cost $43,429,389)			40,903,189

TOTAL INVESTMENTS IN SECURITIES: 92.8%
(Cost $897,777,803)			873,564,939
Other Assets in Excess of Liabilities: 7.2%			67,685,845
TOTAL NET ASSETS: 100.0%			$941,250,784

†	In USD unless otherwise indicated.
CMT – Constant Maturity Treasury Rate
EUR – Euro
EURIBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
GILT – United Kingdom Government Bond
LIBOR – London Interbank Offered Rate
PIK – Payment-in-Kind – represents the security may pay interest in additional par.
SOFR – Secured Overnight Financing Rate
SONIO – SONIO Interest Rate Benchmark
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on December 31, 2022. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[2]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[3]	Denotes investments purchased on a when-issued or delayed delivery basis.
[4]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on December 31, 2022. An index may have a negative rate. Interest rate may also be subject to a cap or floor.
[5]	Perpetual call date security. Date shown is next call date.
[6]	All or a portion of the loan may be unfunded.
[7]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
[8]	Zero coupon security.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

SCHEDULE OF FUTURES CONTRACTS at December 31, 2022

The Low Duration Fund had the following futures contracts outstanding with Morgan Stanley & Co.:

			Unrealized
	Number of	Notional	Appreciation	Notional
Short Futures Contracts Outstanding	Contracts	Amount	(Depreciation)	Value
EURO-SCHATZ FUT Mar23	999	$(114,053,677)	$1,320,100	$(112,733,577)
US 5YR NOTE (CBT) Mar23	105	(11,365,248)	32,631	(11,332,617)
EURO-BOBL FUTURE Mar23	82	(10,481,197)	321,058	(10,160,139)
US 2YR NOTE (CBT) Mar23	460	(94,276,008)	(59,930)	(94,335,938)
		$(230,176,130)	$1,613,859	$(228,562,271)

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2022

The Muzinich Low Duration Fund (the “Fund”) had the following forward foreign currency exchange contracts outstanding with U.S. Bank N.A.:

			U.S. Dollar Value at			U.S. Dollar Value at	Unrealized Appreciation
Settlement Date	Currency to be Delivered		December 31, 2022	Currency to be Received		December 31, 2022	(Depreciation)
1/25/23	EUR	289,100,000	$310,051,024	USD	291,831,867	$291,831,867	$(18,219,157)
3/21/23	EUR	172,800,000	186,013,867	USD	183,931,666	183,931,666	(2,082,201)
1/25/23	GBP	4,700,000	(5,686,305)	USD	(5,291,392)	(5,291,392)	394,913
1/25/23	GBP	37,700,000	45,611,419	USD	42,868,928	42,868,928	(2,742,491)
			$535,990,005			$513,341,069	$(22,648,936)

SCHEDULE OF SWAP CONTRACTS at December 31, 2022

The Low Duration Fund had the following credit default swap contracts outstanding with Morgan Stanley:

							Upfront	Unrealized
Reference	Buy/Sell	Fixed	Maturity	Payment	Notional		Premiums Paid	Appreciation
Obligation	Protection	Pay Rate	Date	Frequency	Amount	Value	(Received)	(Depreciation)
MKIT ITRX EUR XOVER	Buy [1]	5.000%	6/20/27	Quarterly	$24,000,000	$(291,355)	$483,669	$(775,024)
					$24,000,000	$(291,355)	$483,669	$(775,024)

[1]
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022

	Credit
	Opportunities	U.S. High	Low
	Fund	Yield Fund	Duration Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $307,141,042, $35,228,079, and $897,777,803) (Note 2)	$290,997,544	$32,390,934	$873,564,939
Deposits at broker	30,203	—	2,121,926
Cash	2,607,989	2,244,511	17,270,382
Foreign currency, at value
(Cost $1,210,298, $-, and $12,274,932)	1,223,614	—	12,277,626
Receivables:
Fund shares sold	1,075,355	—	97,955,384
Investment securities sold	2,202,601	—	—
Interest receivable	3,010,902	520,801	9,389,897
Unrealized appreciation on forward foreign currency exchange contracts	41,659	—	394,913
Unrealized on futures	313,227	—	1,613,859
Unrealized appreciation on swap contracts	—	—	—
Upfront discount paid	—	—	483,669
Due from advisor, net	—	2,917	—
Prepaid expenses	27,536	21,115	29,081
Total assets	301,530,630	35,180,278	1,015,101,676

LIABILITIES
Payables
Investment securities purchased	—	1,892,315	21,315,315
Due to broker	418,056	—	—
Fund shares redeemed	483,990	3,582	28,256,577
Distribution to shareholders	562,708	73,469	34,991
Unrealized depreciation on forward foreign currency exchange contracts	1,232,103	—	23,043,849
Unrealized depreciation on swap contracts	—	—	775,024
Investment advisory fees, net	122,488	—	260,724
Fund accounting fees	20,830	10,906	21,285
Administration fees	30,066	5,840	27,276
Transfer agent fees	18,226	1,344	10,300
Audit fees	25,180	23,675	23,675
Chief Compliance Officer fees	2,784	2,775	2,792
Custody fees	9,280	1,838	31,097
Trustee fees	9,991	4,803	5,748
Shareholder service fees – Institutional Class	16,457	400	—
Other accrued expenses	28,199	9,047	42,239
Total liabilities	2,980,358	2,029,994	73,850,892
NET ASSETS	$298,550,272	$33,150,284	$941,250,784

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022 (Continued)

	Credit
	Opportunities	U.S. High	Low
	Fund	Yield Fund	Duration Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$332,346,006	$37,519,339	$995,207,625
Total distributable (accumulated) earnings (losses)	(33,795,734)	(4,369,055)	(53,956,841)
Net assets	$298,550,272	$33,150,284	$941,250,784

COMPONENTS OF NET ASSET VALUE (UNLIMITED SHARES AUTHORIZED)
Supra Institutional Class:
Net assets	$209,403,883	$30,312,283	$941,250,784
Shares of beneficial interest issued and outstanding	22,039,503	3,948,550	103,992,427
Net asset value, offering and redemption price per share	$9.50	$7.68	$9.05
Institutional Class:
Net assets	$89,146,389	$2,838,001	$—
Shares of beneficial interest issued and outstanding	9,387,325	369,387	—
Net asset value, offering and redemption price per share	$9.50	$7.68	$—

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2022

	Credit		Low
	Opportunities	U.S. High	Duration
	Fund	Yield Fund	Fund
INVESTMENT INCOME
Interest	$11,278,014	$1,780,875	$17,366,606
Consent income	56,165	187	21,034
Other income	51	1,267	—
Total investment income	11,334,230	1,782,329	17,387,640

EXPENSES
Investment advisory fees	2,037,239	162,564	2,353,288
Administration fees	157,707	33,218	215,197
Fund accounting fees	129,486	64,661	191,144
Custody fees	85,930	11,397	150,027
Shareholder service fees – Institutional Class	87,929	—	—
Transfer agent fees	75,777	7,708-	86,323
Registration fees	35,788	29,108	48,024
Miscellaneous expenses	59,200	14,106	55,607
Audit fees	26,377	24,776	24,782
Trustees fees	30,119	21,052	29,913
Chief Compliance Officer fees	16,229	16,219	16,239
Legal fees	8,081	8,638	8,548
Reports to shareholders	35,998	6,034	25,962
Insurance expense	6,303	4,738	5,965
Broker interest expense	2,263	—	—
Interest expense	71	259	6
Total expenses	2,794,497	404,478	3,211,025
Less: advisory fees waived and expenses absorbed	(666,995)	(233,047)	(596,208)
Net expenses	2,127,502	171,431	2,614,817
Net investment income (loss)	9,206,728	1,610,898	14,772,823

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Purchased options	(46,944)	—	—
Written options	16,603	—	—
Unaffiliated investments	(32,935,863)	(1,552,344)	(11,983,497)
Foreign currency and foreign currency transactions	173,696	—	(1,395,109)
Forward foreign currency exchange contracts	6,125,671	—	29,917,051
Futures contracts	1,220,703	—	3,682,891
Credit default swap contracts	1,058,923	—	(734,999)
Net realized gain (loss)	(24,387,211)	(1,552,344)	19,486,337
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	(16,382,573)	(3,528,347)	(21,514,836)
Foreign currency and foreign currency translation	2,612	—	52,517
Forward foreign currency exchange contracts	(650,595)	—	(24,428,354)
Futures contracts	313,227	—	1,613,859
Credit default swap contracts	217,026	—	(775,024)
Change in net unrealized appreciation/depreciation	(16,500,303)	(3,528,347)	(45,051,838)
Net realized and unrealized gain (loss) on investments	(40,887,514)	(5,080,691)	(25,565,501)
Net increase (decrease) in net assets resulting from operations	$(31,680,786)	$(3,469,793)	$(10,792,678)

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$9,206,728	$13,521,282
Net realized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency, foreign currency translation, futures contracts, purchased options,
written options, and credit default swap contracts	(24,387,211)	19,416,376
Change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, foreign currency, foreign currency translation,
futures contracts, and credit default swap contracts	(16,500,303)	(27,363,269)
Net increase (decrease) in net assets resulting from operations	(31,680,786)	5,574,389

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(2,954,246)	(19,984,120)
Institutional Class	(1,235,062)	(10,608,963)
Total distributions to shareholders	(4,189,308)	(30,593,083)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class[1]	(18,319,186)	(52,327,492)
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class[1]	(26,383,408)	(84,656,693)
Total increase (decrease) in net assets from capital share transactions	(44,702,594)	(136,984,185)
Total increase (decrease) in net assets	(80,572,688)	(162,002,879)

NET ASSETS
Beginning of period/year	379,122,960	541,125,839
End of period/year	$298,550,272	$379,122,960

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	5,066,580	$50,495,038	10,337,808	$116,321,882
Shares issued in reinvestment of distributions	190,238	1,843,100	1,080,399	11,488,273
Shares redeemed[2]	(7,211,365)	(70,657,324)	(16,043,077)	(180,137,647)
Net increase (decrease)	(1,954,547)	$(18,319,186)	(4,624,870)	$(52,327,492)
[2]	Net of redemption fees of $18,708 and $5,062, respectively.

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class:	Shares	Value	Shares	Value
Shares sold	3,655,430	$35,790,465	5,136,861	$57,583,389
Shares issued in reinvestment of distributions	105,847	1,026,949	722,279	7,694,459
Shares redeemed[3]	(6,465,646)	(63,200,822)	(13,355,522)	(149,934,541)
Net increase (decrease)	(2,704,369)	$(26,383,408)	(7,496,382)	$(84,656,693)

[3]	Net of redemption fees of $8,528 and $3,083, respectively.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,610,898	$1,837,365
Net realized gain (loss) on investments	(1,552,344)	2,855,770
Net change in unrealized appreciation/depreciation on investments	(3,528,347)	(3,237,120)
Net increase (decrease) in net assets resulting from operations	(3,469,793)	1,456,015

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(1,456,056)	(3,429,097)
Institutional Class	(165,401)	(521,960)
Total distributions to shareholders	(1,621,457)	(3,951,057)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class[1]	9,545,078	(35,460,949)
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class[1]	(772,476)	(1,339,479)
Total increase (decrease) in net assets from capital share transactions	8,772,602	(36,800,428)
Total increase (decrease) in net assets	3,681,352	(39,295,470)

NET ASSETS
Beginning of period/year	29,468,932	68,764,402
End of period/year	$33,150,284	$29,468,932

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	1,200,467	$9,520,837	489,555	$4,846,879
Shares issued in reinvestment of distributions	77,660	618,326	119,446	1,131,145
Shares redeemed[2]	(76,937)	(594,085)	(4,172,416)	(41,438,973)
Net increase (decrease)	1,201,190	$9,545,078	(3,563,415)	$(35,460,949)

[2]	Net of redemption fees of $- and $2,264, respectively.

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class:	Shares	Value	Shares	Value
Shares sold	141,026	$1,100,000	168,324	$1,669,744
Shares issued in reinvestment of distributions	18,848	153,649	51,778	490,523
Shares redeemed[3]	(252,842)	(2,026,125)	(350,004)	(3,499,746)
Net increase (decrease)	(92,968)	$(772,476)	(129,902)	$(1,339,479)

[3]	Net of redemption fees of $- and $254, respectively.

Low Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$14,772,823	$9,000,755
Net realized gain (loss) on investments, forward foreign currency exchange contracts,
foreign currency, foreign currency translation, futures contracts, and credit default swap contracts	19,486,337	26,007,654
Change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, foreign currency, foreign currency translation, futures contracts,
and credit default swap contracts	(45,051,838)	(25,248,370)
Net increase (decrease) in net assets resulting from operations	(10,792,678)	9,760,039

DISTRIBUTIONS TO SHAREHOLDERS
From earnings:
Supra Institutional Class	(30,455,928)	(22,426,352)
Institutional Class[1]	(6,296)	(91,381)
Total distributions to shareholders	(30,462,224)	(22,517,733)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares –
Supra Institutional Class[2]	612,902,252	(210,255,782)
Net increase (decrease) in net assets derived from net change in outstanding shares –
Institutional Class[2]	(1,387,291)	(2,414,692)
Total increase (decrease) in net assets from capital share transactions	611,514,961	(212,670,474)
Total increase (decrease) in net assets	570,260,059	(225,428,168)

NET ASSETS
Beginning of period/year	370,990,725	596,418,893
End of period/year	$941,250,784	$370,990,725

[1]	Low Duration Fund – Institutional Class shares converted into Supra Institutional Class shares on close of business November 25, 2022.
[2]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Supra Institutional Class:	Shares	Value	Shares	Value
Shares sold	80,598,114	$748,908,580	12,743,216	$128,725,527
Shares sold in connection with the conversion of
Institutional Class shares into Supra Institutional Class shares	142,567	1,327,298	—	—
Shares issued in reinvestment of distributions	3,352,014	30,414,315	2,259,806	22,288,236
Shares redeemed[3]	(18,068,126)	(167,747,941)	(35,727,341)	(361,269,545)
Net increase (decrease)	66,024,569	$612,902,252	(20,724,319)	$(210,255,782)

[3]	Net of redemption fees of $86 and $21,583, respectively.

	Period Ended		Period Ended
	November 25, 2022[1]		December 31, 2021
Institutional Class:	Shares	Value	Shares	Value
Shares sold	2,842	$26,489	—	$—
Shares issued in reinvestment of distributions	613	5,887	8,483	85,323
Shares redeemed[4]	(9,785)	(92,369)	(242,015)	(2,500,015)
Shares redeemed in connection with the conversion of
Institutional Class shares into Supra Institutional Class shares	(140,158)	(1,327,298)	—	—
Net increase (decrease)	(146,488)	$(1,387,291)	(233,532)	$(2,414,692)

[4]	Net of redemption fees of less than $1 and less than $1, respectively.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.51	$11.23	$10.90	$10.49	$10.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27	0.32	0.30	0.35	0.29
Net realized and unrealized gain (loss) on investments	(1.15)	(0.20)	0.37	0.77	(0.27)
Total from investment operations	(0.88)	0.12	0.67	1.12	0.02
Redemption fee proceeds	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.42)	(0.27)	(0.31)	(0.08)
From return of capital	—	—	—	—	(0.02)
From net realized gain	(0.07)	(0.42)	(0.07)	(0.40)	(0.12)
Total distributions	(0.13)	(0.84)	(0.34)	(0.71)	(0.22)
Net asset value, end of year	$9.50	$10.51	$11.23	$10.90	$10.49
Total return	(8.41)%	1.11%	6.30%	10.77%	0.22%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$209.4	$252.1	$321.3	$261.9	$240.1
Portfolio turnover rate	168%	139%	174%	293%	244%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.80%	0.76%	0.75%	0.76%	0.80%
After fees waived and expenses absorbed	0.60%	0.59%	0.59%	0.59%	0.60%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.54%	2.73%	2.61%	3.01%	2.61%
After fees waived and expenses absorbed	2.74%	2.90%	2.77%	3.18%	2.81%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2022	2021	2020	2019	2018
Net asset value, end of year	$10.50	$11.22	$10.89	$10.49	$10.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26	0.31	0.30	0.34	0.29
Net realized and unrealized gain (loss) on investments	(1.14)	(0.20)	0.36	0.76	(0.27)
Total from investment operations	(0.88)	0.11	0.66	1.10	0.02
Redemption fee proceeds	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.41)	(0.26)	(0.30)	(0.08)
From return of capital	—	—	—	—	(0.02)
From net realized gain	(0.07)	(0.42)	(0.07)	(0.40)	(0.12)
Total distributions	(0.12)	(0.83)	(0.33)	(0.70)	(0.22)
Net asset value, end of year	$9.50	$10.50	$11.22	$10.89	$10.49
Total return	(8.39)%	1.02%	6.24%	10.60%	0.20%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$89.1	$127.0	$219.8	$155.5	$154.0
Portfolio turnover rate	168%	139%	174%	293%	244%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.88%	0.84%	0.81%	0.82%	0.83%
After fees waived and expenses absorbed	0.68%	0.66%	0.65%	0.65%	0.63%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.45%	2.64%	2.55%	2.95%	2.57%
After fees waived and expenses absorbed	2.65%	2.81%	2.71%	3.12%	2.77%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.18	$9.96	$9.83	$9.11	$9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.51	0.51	0.51	0.50
Net realized and unrealized gain (loss) on investments	(1.49)	(0.08)	0.12	0.72	(0.74)
Total from investment operations	(1.05)	0.43	0.63	1.23	(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.53)	(0.50)	(0.51)	(0.50)
From net realized gain	(0.01)	(0.68)	—	—	—
Total distributions	(0.45)	(1.21)	(0.50)	(0.51)	(0.50)
Net asset value, end of year	$7.68	$9.18	$9.96	$9.83	$9.11
Total return	(11.61)%	4.43%	6.60%	13.71%	(2.59)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$30.3	$25.2	$62.9	$43.5	$29.5
Portfolio turnover rate	59%	96%	113%	89%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.19%	0.98%	1.21%	1.63%
After fees waived and expenses absorbed	0.58%	0.58%	0.58%	0.58%	0.58%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.67%	4.50%	4.97%	4.68%	4.18%
After fees waived and expenses absorbed	5.46%	5.11%	5.37%	5.30%	5.23%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.19	$9.97	$9.84	$9.12	$9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.50	0.52	0.51	0.49
Net realized and unrealized gain (loss) on investments	(1.50)	(0.07)	0.11	0.72	(0.74)
Total from investment operations	(1.06)	0.43	0.63	1.23	(0.25)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.53)	(0.50)	(0.51)	(0.49)
From net realized gain	(0.01)	(0.68)	—	—	—
Total distributions	(0.45)	(1.21)	(0.50)	(0.51)	(0.49)
Net asset value, end of year	$7.68	$9.19	$9.97	$9.84	$9.12
Total return	(11.71)%	4.42%	6.81%	13.68%	(2.67)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$2.8	$4.2	$5.9	$1.6	$0.7
Portfolio turnover rate	59%	96%	113%	89%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.25%	0.97%	1.17%	1.68%
After fees waived and expenses absorbed	0.58%	0.59%	0.58%	0.59%	0.64%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.54%	4.40%	4.97%	4.74%	4.02%
After fees waived and expenses absorbed	5.33%	5.06%	5.36%	5.32%	5.06%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.73	$10.10	$10.05	$9.53	$10.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26	0.25	0.27	0.26	0.25
Net realized and unrealized gain (loss) on investments	(0.59)	—	(0.01)	0.48	(0.17)
Total from investment operations	(0.33)	0.25	0.26	0.74	0.08
Redemption fee proceeds	0.00 [2]	—	—	—	—

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.62)	(0.21)	(0.13)	(0.29)
From net realized gain	(0.25)	—	—	(0.09)	(0.53)
Total distributions	(0.35)	(0.62)	(0.21)	(0.22)	(0.82)
Net asset value, end of year	$9.05	$9.73	$10.10	$10.05	$9.53
Total return	(3.41)%	2.50%	2.64%	7.86%	0.79%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$941.3	$369.5	$592.5	$732.0	$571.9
Portfolio turnover rate	26%	69%	75%	47%	72%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.61%	0.62%	0.62%	0.59%	0.62%
After fees waived and expenses absorbed	0.50%	0.49%	0.49%	0.49%	0.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.71%	2.32%	2.66%	2.50%	2.32%
After fees waived and expenses absorbed	2.82%	2.46%	2.77%	2.60%	2.44%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (“Credit Opportunities Fund”), Muzinich U.S. High Yield Credit Fund (“U.S. High Yield Fund”), Muzinich Low Duration Fund (“Low Duration Fund”) (each a “Fund,” collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on January 3, 2013, March 31, 2016, June 30, 2016 and June 29, 2018, respectively.

The Funds offer two classes of shares: Institutional shares, and Supra Institutional shares (Class A shares are not available for purchase). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on its relative net assets. Currently, the Credit Opportunities Fund offers Supra Institutional and Institutional Class shares, the U.S. High Yield Fund offers Supra Institutional and Institutional Class shares, the Low Duration Fund offers Supra Institutional and Institutional Class shares.

The investment objective of the Credit Opportunities Fund is primarily to provide a high level of income and capital appreciation. The investment objective of the U.S. High Yield Fund is to provide a high level of income on a risk-adjusted basis over a full market cycle. The investment objective of the Low Duration Fund is to protect capital and generate positive returns under most market conditions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the- counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statements of Assets and Liabilities.

Swap contracts, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Futures contracts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees (the “Board”) had delegated day-today valuation issues to a Valuation Committee of the Trust, which was comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served until September 7, 2022. Effective September 8, 2022, the Board approved Muzinich & Co., Inc. (the “Advisor”), as the Funds’ valuation designee under Rule 2a-5.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Credit Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$216,874,360	$—	$216,874,360
Convertible Bonds	—	7,659,807	—	7,659,807
Foreign Government Notes/Bonds	—	13,875,558	—	13,875,558
Bank Loans	—	1,227,335	—	1,227,335
U.S. Treasury Bills	—	51,360,484	—	51,360,484
Total Assets	$—	$290,997,544	$—	$290,997,544

Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(1,190,444)	$—	$(1,190,444)
Futures contracts	313,227	—	—	313,227
Total Assets	$313,227	$(1,190,444)	$—	$(877,217)

[1]	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and are presented at the net unrealized appreciation/(depreciation) on the instruments.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

U.S. High Yield Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$27,898,818	$—	$27,898,818
Bank Loans	—	4,492,116	—	4,492,116
Total Assets	$—	$32,390,934	$—	$32,390,934

Low Duration Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$734,187,152	$—	$734,187,152
Foreign Government Notes/Bonds	—	45,550,136	—	45,550,136
Collateralized Loan Obligations	—	15,229,590	—	15,229,590
Convertible Bonds	—	37,694,872	—	37,694,872
Bank Loans[1]	—	40,050,990	852,199	40,903,189
Total Assets	$—	$872,712,740	$852,199	$873,564,939

Other Financial Instruments[1]:
Forward Foreign Currency Exchange Contracts	$—	$(22,648,936)	$—	$(22,648,936)
Futures Contracts	1,613,859	—	—	1,613,859
Swaps	—	(775,024)	—	(775,024)
Total Assets	$1,613,859	$(23,423,960)	$—	$(21,810,101)

[1]	See Schedule of Investments for disclosure of Level 3 securities.
[2]	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and are presented at the net unrealized appreciation/(depreciation) on the instruments.

The following is a reconciliation of the Low Duration Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Bank Loans
Balanced as of December 31, 2021	$959,516
Acquisitions	—
Dispositions	—
Accrued discounts/premiums	26,082
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	(133,399)
Transfer in and/or out of Level 3	—
Balanced as of December 31, 2022	$852,199
Change in unrealized appreciation/depreciation for
Level 3 investments held at December 31, 2022	$(133,399)

Type of Security	Fair Value of 12/31/2022	Valuation Techniques	Unobservable Input	Input Value(s)
Bank Loans	$852,199	Comparable Securities	Adjustment to yield	94 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board, which has established a Valuation Committee to oversee valuation techniques. The Board ratifies valuation techniques quarterly.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Funds may use derivatives in various ways. The Funds may, but are not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional value of forward foreign currency exchange contracts outstanding during the year ended December 31, 2022 for the Credit Opportunities Fund and Low Duration Fund was $78,511,288 and $309,637,260, respectively. Forward foreign currency exchange contracts entered into during the year ended December 31, 2022 were with the U.S. Bank NA for the Credit Opportunities Fund, and the Low Duration Fund. The Credit Opportunities Fund’s and Low Duration Fund’s average notional value when in use of exchange traded futures contracts outstanding during the year ended December 31, 2022 was $(6,917,045) and $(22,071,743), respectively, and were entered into with Morgan Stanley. The Credit Opportunities Fund entered into swap contract transactions with Barclays Investment Bank, BNP Paribas Brokerage Services, Credit Suisse Group AG, Deutsche Bank Trust Co., Goldman Sachs & Co., J.P. Morgan Chase, Jeffries & Company, Inc., and Morgan Stanley during the year ended December 31, 2022, at an average transaction notional value of $10,516,667, $8,333,333, $6,125,000, $8,500,000, $7,000,000, $6,083,333, $11,466,667, and $7,920,000, respectively. The Low Duration Fund entered into swap contract transactions with Barclays Investment Bank, BNP Paribas, Credit Suisse Group AG, and Goldman Sachs & Co. during the year ended December 31, 2022, at an average transaction notional value of $7,347,143, $7,095,000, $4,800,000, and $5,000,000, respectively.

The notional amount for forward foreign currency exchange contracts is calculated based on the currency being sold converted to U.S. dollars. The average notional amount for forward foreign currency exchange contracts is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The notional amount for swap contracts is the principal value. The average notional amounts are based on the notional amounts at each month end during the period for futures and the daily notional amounts for swaps.

The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2022:

Credit Opportunities Fund

	Asset Derivatives as of December 31, 2022		Liability Derivatives as of December 31, 2022
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation on		Unrealized Depreciation on
Exchange Contracts	Forward Foreign Currency		Forward Foreign Currency
	Exchange Contracts	$41,659	Exchange Contracts	$1,232,103
		$41,659		$1,232,103
Futures Contracts	Unrealized Appreciation		Unrealized Depreciation
	on Futures Contracts	$313,227	on Futures Contracts	$—
		$313,227		$—

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)
Low Duration Fund

	Asset Derivatives as of December 31, 2022		Liability Derivatives as of December 31, 2022
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency	Unrealized Appreciation on		Unrealized Depreciation on
Exchange Contracts	Forward Foreign Currency		Forward Foreign Currency
	Exchange Contracts	$394,913	Exchange Contracts	$23,043,849
		$394,913		$23,043,849
Futures Contracts	Unrealized Appreciation on		Unrealized Depreciation on
	Futures Contracts	$1,613,859	Futures Contracts	$—
		$1,613,859		$—
Credit Default –	Unrealized Appreciation		Unrealized Depreciation
Swap Contracts	on Swap Contracts	$—	on Swap Contracts	$775,024
		$—		$775,024

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022:

Credit Opportunities Fund

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Derivatives Recognized in Income
Purchased options	$(46,944)	$—
Written options	16,603	—
Forward Foreign Currency Exchange Contracts	6,125,671	(650,595)
Credit Default – Swap Contracts	1,058,923	217,026
Futures Contracts	1,220,703	313,227
	$8,405,297	$(120,342)

Low Duration Fund
	Realized Gain (Loss)	Change in Unrealized
	on Derivatives	Appreciation/Depreciation on
Instrument	Recognized in Income	Derivatives Recognized in Income
Forward Foreign Currency Exchange Contracts	$29,917,051	$(24,428,354)
Credit Default – Swap Contracts	(734,999)	(775,024)
Futures Contracts	3,682,891	1,613,859
	$32,864,943	$(23,589,519)

The U.S. High Yield Fund did not have derivatives activity during the year ended December 31, 2022.

B.
Swap Contracts. A swap, which may be a customized and privately negotiated agreement or a standardized and exchange- traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as applicable, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Funds from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well-established and relatively liquid. The Credit Opportunities Fund and Low Duration Fund had swap contracts activity during the year ended December 31, 2022. Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund did not have swap contracts activity during the year ended December 31, 2022.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange- imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Credit Opportunities Fund  and Low Duration Fund had futures contracts activity during the year ended December 31, 2022. Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund did not have futures contracts activity during the year ended December 31, 2022.

D.
Forward Foreign Currency Exchange Contracts. During the year ended December 31, 2022, the Credit Opportunities Fund and Low Duration Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. The U.S. High Yield Fund did not have forward foreign currency exchange contract activity during the year ended December 31, 2022.

E.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in “Change in net unrealized appreciation/depreciation on foreign currency translation” and “Net realized gain (loss) on foreign currency.” The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in “Change in net unrealized appreciation/depreciation on investments” and “Net realized gain (loss) on investments” as shown in the Statements of Operations.

F.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

As of December 31, 2022, the Low Duration Fund deferred, on a tax basis, post-October losses of $28,888,295 and late-year losses of $903,902. The Credit Opportunities Fund and U.S. High Yield Fund did not defer any post-October losses or late-year losses as of December 31, 2022.

As of December 31, 2022, the Funds had the following capital loss carryovers, which do not expire and retain their original character.

	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund
Short-Term Capital Loss Carryovers	$15,470,228	$825,827	$—
Long-Term Capital Loss Carryovers	2,938,982	712,436	—
Total	$18,409,210	$1,538,263	$—

As of December 31, 2022, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

G.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

H.
Distributions to Shareholders. Distributions to shareholders from net investment income for the Credit Opportunities Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net investment income for the U.S. High Yield Fund, and Low Duration Fund normally are declared and paid on a monthly basis. Distributions are recorded on the ex-dividend date. Distributions to shareholders from net realized gains for the Funds normally are declared and paid on an annual basis, if applicable.

I.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Funds’ daily NAV calculation.

K.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that each Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

M.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

N.
When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

O.
Deposits at Broker. Deposits at broker represents amounts that are held by third parties under certain of the Funds’ derivative transactions. Such deposits are excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on such deposits is recorded in “Other income” on the Statements of Operations, if applicable.

P.
Offsetting Agreements. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2022:

Credit Opportunities Fund

		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$41,659	$—	$41,659	$(41,659)	$—	$—
Futures contracts	313,227	—	313,227	(313,227)	—	—
Liabilities
Forward foreign
currency exchange
contracts	1,232,103	—	1,232,103	(41,659)	—	1,190,444

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

Low Duration Fund

		Gross Amounts Offset	Net Amounts Presented		Cash Collateral
		in the Statements	in the Statements	Financial	Pledged
Description	Gross Amounts	of Assets and Liabilities	of Assets and Liabilities	Instruments	(Received)	Net Amount
Assets
Forward foreign
currency exchange
contracts	$394,913	$—	$394,913	$(394,913)	$—	$—
Futures contracts	1,673,789	—	1,673,789	(1,673,789)	—	—
Liabilities
Forward foreign
currency exchange
contracts	23,043,849	—	23,043,849	$(394,913)	—	22,648,936
Futures contracts	59,930	—	59,930	(59,930)	—	—
Swap contracts	775,024	—	775,024	(483,669)	—	291,355

The above forward foreign currency exchange contracts had U.S. Bank NA as their counterparty.

Q.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 202203 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on their financial statements.

R.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the following adjustments were made.

Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Credit Opportunities Fund	$—	$—
U.S. High Yield Fund	—	—
Low Duration Fund	46,800	(46,800)

S.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee. For the Credit Opportunities Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. For the U.S. High Yield Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. For the Low Duration Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund. The investment advisory fees incurred by the Funds for the year ended December 31, 2022, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit total expenses to 0.60%, 0.58%, and 0.50% of the Credit Opportunities Fund’s, U.S. High Yield Fund’s, and Low Duration Fund’s average daily net assets, respectively. The Operating Expenses Limitation Agreements have an indefinite term and may be terminated at any time, and without payment of any penalty,

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

by the Board, on behalf of the Funds, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or Fund expenses absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Funds’ current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amounts of fees waived and expenses absorbed by the Advisor during the year ended December 31, 2022, are disclosed in the Statements of Operations. Any amount due from the Advisor is paid monthly to the Funds, if applicable.

As of December 31, 2022, the remaining cumulative amounts that may be recouped by the Advisor on behalf of the Funds are shown in the following tables. The Advisor may recapture a portion of the unreimbursed amounts no later than the dates as stated.

Expiration	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund
December 31, 2023	$705,367	$225,751	$608,830
December 31, 2024	759,811	221,222	453,932
December 31, 2025	666,995	233,047	596,208
Total	$2,132,173	$680,020	$1,658,970

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended December 31, 2022, are disclosed in the Statements of Operations.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Distribution Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution fees are paid by Supra Institutional or Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. As of December 31, 2021, Class A shares are not offered for the U.S. High Yield Fund, and Low Duration Fund.

Pursuant to a Shareholder Service Plan adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Shareholder Service Plan, the Advisor may enter into shareholder service agreements with securities broker- dealers and other securities professionals who provide Shareholder Servicing Activities for their clients invested in the Funds. The shareholder servicing fees incurred by the Funds for the year ended December 31, 2022, are disclosed in the Statements of Operations. As of December 31, 2022, Class A shares are not offered for the U.S. High Yield Fund, and Low Duration Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2022, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$506,282,647	$513,283,644
U.S. High Yield Fund	24,645,993	16,884,793
Low Duration Fund	634,130,790	124,700,259

For the year ended December 31, 2022, the cost of purchases and proceeds from the sales and maturities of long-term U.S. Government obligations included in the above, were as follows:

	Purchases	Sales/Maturities
Credit Opportunities Fund	$294,293,175	$210,470,377

There were no purchases or sales/maturities of long-term U.S. Government securities for the U.S. High Yield Fund and Low Duration Fund during the year ended December 31, 2022.

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2022, and the year ended December 31, 2021, was as follows:

	Ordinary Income
	December 31, 2022	December 31, 2021
Credit Opportunities Fund	$2,492,808	$15,916,770
U.S. High Yield Fund	1,594,661	1,839,198
Low Duration Fund	15,860,634	22,517,743

	Long-Term Capital Gains[1]
	December 31, 2022	December 31, 2021
Credit Opportunities Fund	$1,696,500	$6,355,788
U.S. High Yield Fund	26,796	342,367
Low Duration Fund	14,601,590	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The cost basis of investments for federal income tax purposes as of the most recent fiscal year ended December 31, 2022, was as follows:

	Credit
	Opportunities	U.S. High	Low Duration
	Fund	Yield Fund	Fund
Cost of Investments	$307,545,333	$35,242,160	$897,820,759
Gross tax unrealized appreciation	2,013,351	104,044	17,018,391
Gross tax unrealized depreciation	(18,561,140)	(2,955,270)	(41,274,211)
Net tax unrealized appreciation (depreciation)	(16,547,789)	(2,851,226)	(24,255,820)
Undistributed ordinary income (loss)	1,128,010	20,434	—
Undistributed long-term capital gains (losses)	—	—	—
Total distributable earnings	1,128,010	20,434	—
Other distributable (accumulated) gains (losses)	(18,375,955)	(1,538,263)	(29,701,021)
Total distributable (accumulated) earnings (losses)	$(33,795,734)	$(4,369,055)	$(53,956,841)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Credit Opportunities Fund, U.S. High Yield Fund and Low Duration Fund credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility details for the year ended December 31, 2022, are as follows:

Credit Opportunities Fund

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	827,000
Average daily loan outstanding when in use	827,000
Credit facility outstanding as of December 31, 2022	—
Average interest rate when in use	6.25%

U.S. High Yield Fund

Maximum available credit	$4,000,000
Largest amount outstanding on an individual day	669,000
Average daily loan outstanding when in use	669,000
Credit facility outstanding as of December 31, 2022	—
Average interest rate when in use	3.25%

Muzinich Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2022 (Continued)

Low Duration Fund

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	27,000
Average daily loan outstanding when in use	27,000
Credit facility outstanding as of December 31, 2022	—
Average interest rate when in use	7.00%

Interest expense for the year ended December 31, 2022, is disclosed in the Statements of Operations, if applicable.

NOTE 7 – RISKS ASSOCIATED WITH THE DISCONTINUATION OF THE LONDON INTERBANK OFFERED RATE (“LIBOR”)

The Funds invest significantly in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after June 30, 2023, when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments.

NOTE 8 – (COVID-19) PANDEMIC & THE HOSTILITIES IN UKRAINE

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Muzinich Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muzinich Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Fund, and Muzinich Low Duration Fund (collectively, the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2023

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees,  service fees, and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 – December 31, 2022).

Actual Expenses

The “Actual” lines for each respective class of the following tables provide information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, Fund Services currently charges a $15.00 fee.  The Funds charge a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Credit Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/22	12/31/22	7/1/2022 – 12/31/2022[1]
Supra Institutional Class Actual	$1,000.00	$ 985.60	$3.02
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.16	$3.08

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/22	12/31/22	7/1/2022 – 12/31/2022[1]
Institutional Class Actual	$1,000.00	$ 985.40	$3.36
Hypothetical (5% annual return before taxes)	$1,000.00	$1,021.82	$3.42

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.60% and 0.67% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

EXPENSE EXAMPLES For the Six Months Ended December 31, 2022 (Unaudited) (Continued)

U.S. High Yield Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/22	12/31/22	7/1/2022 – 12/31/2022[2]
Supra Institutional Class Actual	$1,000.00	$1,028.50	$2.97
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.28	$2.96

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/22	12/31/22	7/1/2022 – 12/31/2022[2]
Institutional Class Actual	$1,000.00	$1,028.50	$2.96
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.29	$2.95

Low Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/22	12/31/22	7/1/2022 – 12/31/2022[3]
Supra Institutional Class Actual	$1,000.00	$1,021.60	$2.62
Hypothetical (5% annual return before taxes)	$1,000.00	$1,022.61	$2.63

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class and Institutional Class shares were 0.58% and 0.58% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[3]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Supra Institutional Class shares were 0.52% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CREDIT FUND
MUZINICH LOW DURATION FUND

At a meeting held on August 17-18, 20221, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for each of the Muzinich Credit Opportunities Fund, the Muzinich U.S. High Yield Credit Fund, and the Muzinich Low Duration Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on June 17, 2022, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the COVID-19 pandemic. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2022. The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review  (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Muzinich Credit Opportunities Fund, the Board noted that the Fund underperformed its peer group median for the one-year period, and outperformed for the three-year and five-year periods. The Board also noted that the Fund underperformed the average of its Cohort for the one-year and five-year periods and outperformed the average for the three-year period.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, and five-year periods. The Board noted the Fund’s underperformance compared to the Advisor’s similarly managed account composite for the one-year, three-year, and five-year periods, noting that the difference was not significant.

_________________

[1]
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2022 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Muzinich U.S. High Yield Credit Fund, the Board noted the Fund outperformed its peer group median for the one-year and three-year periods. The Board also noted that the Fund underperformed the average of its Cohort for the one-year and three-year periods.  The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year period and underperformed for the three-year period.  The Board also noted the Fund’s outperformance compared to the Advisor’s similarly managed account composite for the one-year period and underperformance for the three-year period, noting that such differences were not significant.

For the Muzinich Low Duration Fund, the Board noted the Fund underperformed its peer group median for the one-year period. The Board also noted that the Fund underperformed the average of its Cohort for the one-year period.  The Board noted that the Fund outperformed its broad-based securities market benchmark for the one-year period and underperformed for the three-year period.  The Board also noted the Fund’s outperformance compared to the Advisor’s similarly managed account composite for the one-year and three-year periods, noting that such differences were not significant.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Muzinich Credit Opportunities Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.60% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was above the peer group median and at the average.  The Board also noted the net expense ratio (less Rule 12b-1 fees) was below its peer group median and average.  The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was lower than the average of its Cohort. The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Credit Opportunities Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich U.S. High Yield Credit Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of0.58% for the Fund (the “Expense Cap”).  The Trustees also noted that the advisory fee was at the median of its peer group and slightly below the average. The Board also noted the net expense ratio (less Rule 12b-1 fees) was lower than its peer group median and average.  The Board noted that the Fund’s net expense ratio (less Rule 12b-1 fees) was lower than the average of its Cohort.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich U.S. High Yield Credit Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Muzinich Low Duration Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.50% for the Fund (the “Expense Cap”).  The Trustees also noted that the advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board noted that the Fund’s net expense (less Rule 12b-1 fees) was lower than the average of its Cohort.  The Board considered that the fees charged to similarly managed separate account clients and a UCITs fund were higher or lower than those charged to the Muzinich Low Duration Fund and that there were a number of factors accounting for those differences. The Board concluded that the fees paid to the Advisor were fair and reasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and

Muzinich Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

considered any additional material benefits derived by the Advisor from its relationship with the Funds, including Rule 12b-1 distribution fees for Class A Shares (which are not currently offered for any of the Funds) and particularly benefits to be received in exchange for shareholder servicing fees on Class A and Institutional Class shares paid to the Advisor.  The Board also considered that, to the extent any of the Funds were invested in another Muzinich Fund, the Advisor was not receiving an advisory fee from both Funds on those assets.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite Term;	Retired; Chair of the Governing	3	Independent Director,
(born 1955)		Since	Council, Independent Directors		Muzinich BDC, Inc.
c/o U.S. Bank		November 2018.	Council (since 2020); formerly,		(2019 to present);
Global Fund Services			President, owner of a registered		Independent Trustee
615 E. Michigan Street			investment adviser, Productive Capital		for the William Blair
Milwaukee, WI 53202			Management, Inc. (2010 to 2013);		Funds (2013 to
			formerly, Chief Administrative Officer,		present) (19 series).
Senior Vice President and Senior
Managing Director of Allegiant Asset
Management Company (merged with
PNC Capital Advisors, LLC in 2009);
formerly, Chief Administrative Officer,
Chief Compliance Officer and
Senior Vice President of PNC Funds
and PNC Advantage Funds
(f/k/ a Allegiant Funds) (registered
investment companies).

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Growth Officer, Tidal Financial	3	Interested Trustee,
(born 1973)		Since	Group (2022 to present); Chief		Tidal ETF Trust II
c/o U.S. Bank		September 2011.	Executive Officer, Tidal ETF		(2022 to present)
Global Fund Services	Chairperson	Indefinite Term;	Services LLC (2018 to present);		(7 series);
615 E. Michigan Street		Since	formerly, Chief Operating Officer,		Independent Director,
Milwaukee, WI 53202		August 2019.	Direxion Funds (2013 to 2018);		Muzinich BDC, Inc.
			formerly, Senior Vice President and		(2019 to present);
			Chief Financial Officer (and other		Interested Trustee,
			positions), U.S. Bancorp Fund		Tidal ETF Trust
			Services, LLC (1997 to 2013).		(2018 to Present)
(36 series); Former
Interested Trustee,
Direxion Funds
(22 series), Direxion
Shares ETF Trust
(112 series) and
Direxion Insurance
Trust (2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant; formerly, Executive Vice	3	Independent Director,
(born 1950)		Since	President, Investment Company		Muzinich BDC, Inc.
c/o U.S. Bank		May 1991.	Administration, LLC (mutual		(2019 to present);
Global Fund Services			fund administrator).		Independent Trustee,
615 E. Michigan Street					AMG Funds
Milwaukee, WI 53202					(1993 to present)
(42 series).

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite Term;	Investment professional; formerly,	3	Board of Directors
(born 1966)		Since	Chief Executive and Chief		Member, Investment
c/o U.S. Bank		June 2020.	Investment Officer and various		Working Group, The
Global Fund Services			other positions, RidgeWorth		Ohio State University
615 E. Michigan Street			Investments, LLC (global investment		Endowments and
Milwaukee, WI 53202			management firm) (2006 to 2017);		Foundation (2016 to
			formerly, Chief Investment Officer		present); Board of
			Institutional Growth Equities, Eagle		Directors, World
			Asset Management (investment		Methodist Council,
			management firm); formerly		Investment Committee
			Sr. Managing Director, Growth		(2018 to present);
			Equities, Banc One Investment		Independent Trustee,
			Advisors (investment management firm).		PNC Funds (2018 to
2019) (32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).

Cynthia M. Fornelli	Trustee	Indefinite Term;	Independent Director of TriplePoint		Independent Director,
(born 1960)		Since	Venture Growth BDC Corp.		TriplePoint Private
c/o U.S. Bank		January 2022.	(2019 to present); Retired; formerly,		Venture Credit, Inc.
Global Fund Services			Executive Director of the Center for		(2020 to present).
615 E. Michigan Street			Audit Quality (2007 to 2019); formerly,
Milwaukee, WI 53202			Senior Vice President of Regulatory
Conflicts Management at Bank of
America (2005 to 2007); formerly,
Deputy Director, Division of
Investment Management with the
U.S. Securities and Exchange
Commission (1998 to 2005).

Officers of the Trust

Jason F. Hadler	President &	Indefinite Term;	Senior Vice President and Head of	Not	Not
(born 1975)	Principal	Since	Fund Services Fund Administration	Applicable.	Applicable.
c/o U.S. Bank	Executive	September 2021.	Department, U.S. Bank Global Fund
Global Fund Services	Officer		Services since December 2003.
615 E. Michigan Street
Milwaukee, WI 53202

Carl G. Gee, Esq.	Secretary &	Indefinite Term;	Assistant Secretary of the Trust	Not	Not
(born 1990)	Vice	Since	(2020 to 2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank	President	February 2021.	President and Counsel, U.S. Bank
Global Fund Services			Global Fund Services since
615 E. Michigan Street			August 2016; Summer Associate,
Milwaukee, WI 53202			Husch Blackwell LLP (2015);
Law Clerk, Brady Corporation (global
printing systems, labels and safety
products company) (2014 to 2015).

Muzinich Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office[2]		Complex[3]	Directorships
Name, Address	with the	and Length of	Principal Occupation	Overseen	Held During
And Age	Trust[1]	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Treasurer &	Indefinite Term;	Assistant Treasurer of the Trust	Not	Not
(born 1985)	Vice	Since	(2016 to 2021); Assistant Vice	Applicable.	Applicable.
c/o U.S. Bank	President	December 2021.	President, U.S. Bank Global Fund
Global Fund Services			Services since November 2007.
615 E. Michigan Street
Milwaukee, WI 53202

Melissa Breitzman	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1983)	Treasurer	Since	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank		August 2016.	since June 2005.
Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Kyle J. Buscemi	Assistant	Indefinite Term;	Mutual Funds Administrator,	Not	Not
(born 1996)	Treasurer	Since June 2022.	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank			since June 2018; Business
Global Fund Services			Administration Student, 2014 to 2018.
615 E. Michigan Street
Milwaukee, WI 53202

Jennifer N. Smith	Assistant	Indefinite Term;	Mutual Funds Administrator,	Not	Not
(born 1985)	Treasurer	Since	U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank		February 2023.	since 2007.
Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Gazala Khan	Chief	Indefinite Term;	Vice President and Compliance	Not	Not
(born 1969)	Compliance	Since	Officer, U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank	Officer	November 2022.	Services since July 2022; Chief
Global Fund Services			Compliance Officer Matthews Asia
615 E. Michigan Street	Anti-Money		Fund (May 2019 to July 15, 2022);
Milwaukee, WI 53202	Laundering		Chief Compliance Officer GS Trust/VIT
	Officer		(June 2009 to May 2019); Vice
President GSAM (May 2005 to
June 2009); Staff Accountant, SEC
Office of Compliance Inspection and
Examination (1999 to 2005)

[1]	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Muzinich Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2022, was as follows:

Credit Opportunities Fund	0.00%
U.S. High Yield Fund	0.00%
Low Duration Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(K)(2)(C) for the Funds were as follows:

Credit Opportunities Fund	15.75%
U.S. High Yield Fund	0.00%
Low Duration Fund	53.66%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling toll-free 1-855-MUZINICH (1-855-689-4642).

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.muzinichusfunds.com.

Muzinich Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a brokerdealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York 10022

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourne Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant,
and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Fund	Class	Symbol	CUSIP
Muzinich Credit Opportunities Fund	Supra Institutional Class	MZCSX	74316J532
	Institutional Class	MZCIX	74316J540

Muzinich U.S. High Yield Credit Fund	Supra Institutional Class	MZHSX	74316J565
	Institutional Class	MZHIX	74316J573

Muzinich Low Duration Fund	Supra Institutional Class	MZLSX	74316P132
	Institutional Class	MZLIX	74316P124

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Messrs. Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$24,025	$22,850
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Muzinich Low Duration Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$22,400	$21,300
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Muzinich U.S. High Yield Credit Fund

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$22,400	$21,300
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Jason Hadler
 Jason Hadler, President/Principal Executive Officer

Date   March 9, 2023

By (Signature and Title)   /s/ Craig Benton
 Craig Benton, Treasurer/Principal Financial Officer

Date   March 9, 2023

* Print the name and title of each signing officer under his or her signature.